UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Assistant Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
29 February 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Managers’
Comments
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton, Paul L. Brennan, CFA, and Scott R. Romans, PhD, review economic and market conditions, key investment strategies, and the Funds’ performance during the twelve-month period ended February 29, 2020.
Since 2011, Michael has managed the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, Paul has managed the Nuveen New Jersey Municipal Bond Fund, and Scott has managed the Nuveen New York Municipal Bond Fund.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. With large portions of the economy shut down, companies closing either temporarily or permanently, and nearly half of the U.S. population asked to stay home (as of March 2020, subsequent to the close of this reporting period), the economy is expected to show a deep contraction in the first quarter of 2020 and a dramatic increase in unemployment in the coming months.
In this twelve-month reporting period, however, the coronavirus had not yet had an impact on domestic economic indicators. Overall, economic growth remained steady over this reporting period. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the 2019, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.
Consumer spending, the largest driver of the economy, remained well supported in this reporting period by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in February 2020 from 3.8% in February 2019 and job gains averaged around 194,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in February 2020. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended February 29, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.9% year-over-year in January 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.1%, respectively.
As data pointed to slower momentum in the overall economy, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. (Subsequent to the end of this reporting period and in response to the COVID-19 outbreak, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion in direct payments to Americans, an expansion of unemployment insurance and loans to large and small businesses.)
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China and other countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.
The U.K. officially left the EU on January 31, 2020. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. The Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit at the end of January 2020. Britain must now redefine its relationship with the EU during the 11-month transition period.
Investors also remained watchful of local political dynamics around the world. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. Signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially re-

garding trade) and bouts of equity market volatility drove interest rates considerably lower over the reporting period. The U.S. Treasury market began pricing coronavirus risk toward the very end of the reporting period, with a steep fall in yields, but the municipal market registered a relatively smaller move at the time. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 were mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide remained robust in this reporting period. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was robust in this reporting period, with consistently positive cash flows into municipal bond funds in calendar year 2019 and the first two months of 2020. (Fund flows turned more volatile after the close of the reporting period as markets began to assess the coronavirus impact.) Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market environments in Connecticut, Massachusetts, New Jersey and New York during the twelve-month reporting period ended February 29, 2020?
Though showing steady growth, Connecticut’s economy continues to lag the national recovery. Total non-farm employment is still below the 2008 peak. Weakness in the financial services and government sectors is undermining growth. As of February 2020, Connecticut’s unemployment rate was 3.8%, slightly above the national rate of 3.5%. Connecticut has a high number of defense-related industries that make it more sensitive to both cuts and increases in federal defense spending. The $43.1 billion 2020-2021 biennium budget was signed on June 26, 2019. It is 5.1% larger than the adopted 2018-2019 biennium budget. It contains no increases in broad-based taxes, but does rely on some targeted tax hikes such as an increase in the State’s cigarette tax. Legislation adopted with the 2018-2019 biennium budget imposed stricter budget controls which helped Connecticut post a General Fund surplus in Fiscal Year 2019 and make a significant deposit to the State’s rainy day fund. Connecticut’s pensions remain among the worst funded in the nation which are likely to be a source of future financial strain at the state level. According to Moody’s Investors Service, Inc. (Moody’s), Connecticut’s per-capita debt burden was the highest in the nation at $6,802 in 2018, in contrast to the national median of $1,068. Connecticut enjoys the highest per-capita income of the 50 states, at 140% of the national average in 2018. For the state of Connecticut, its Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of the end of the reporting period, Moody’s rated Connecticut “A1” with a stable outlook. Moody’s downgraded its rating to A1 from Aa3 on May 15, 2017 citing the State’s weakening demographics and high fixed costs. S&P rates Connecticut “A” with a positive outlook. Though S&P downgraded its rating to A from A+ on April 13, 2018 citing the State’s high fixed costs and heavy debt load, it has since shifted its outlook to positive. On April 19, 2019, S&P formally changed its outlook to positive citing the State’s replenished reserves and increased financial controls.
Massachusetts continues to benefit from a highly diverse economy. Biotechnology, pharmaceuticals, finance and software development are increasingly driving the Massachusetts economy, aided by the Commonwealth’s extensive education and health care sectors. Among the 50 states, Massachusetts has the highest percentage of population over 25 with a bachelor's degree, approximately 43.5%. This compares with the national average of 32.6%. Job growth in Massachusetts is steady, though it does lag the national average. Unemployment in the Commonwealth was 2.8% in February 2020, below the national average of 3.5% for the same period. Ac-

Portfolio Managers’ Comments (continued)
cording to the U.S. Department of Commerce, Bureau of Economic Analysis, Massachusetts’ per capita income is second highest among the 50 states. At $71,683 for calendar year 2018, it is 131.7% of the national average. The Commonwealth’s $43.3 billion Fiscal Year 2020 budget represents a 3.3% increase over the adopted Fiscal Year 2019 budget. The 2020 budget calls for no hikes in sales or income taxes and includes a $476 million deposit into the Commonwealth’s rainy day fund. For the state of Massachusetts, its Fiscal Year end is June 30, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. According to Moody's, Massachusetts' debt burden is second highest in the nation (after Connecticut) on a per capita basis ($6,113 versus the median of $1,068) and third highest as a percentage of the state gross domestic product (7.8% versus the median of 2.1%). As of February 2020, Moody’s rated Massachusetts Aa1 with a stable outlook and S&P rated the Commonwealth AA with a stable outlook. S&P downgraded its rating from AA+ to AA on June 9, 2017 citing a reduction in the Commonwealth’s reserve levels.
New Jersey’s economy is improving but continues to trail peers. Several characteristics position the state to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits from a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport. However, for years following the recession, the state’s recovery fell short of many of its peers. New Jersey had the slowest job growth rate in the Northeast until the middle of 2015. In 2019, most major industries reported job gains, led by education and health services, professional and business services, trade, transportation and utilities, and leisure and hospitality, while the information and financial sectors lost jobs. In June 2019, New Jersey’s unemployment rate fell below the national average for the first time in more than two years. However, it has risen in recent months and as of February 2020, the state’s unemployment rate registered 3.8%, slightly higher than the national rate of 3.5%. The sluggishness of the state’s recovery exacerbated fiscal pressures caused by growing pension, health care and debt service payments. In the proposed Fiscal Year 2021 budget, expenditures on these three line items constitute 25% of expenses, despite efforts to reduce health care costs in recent years. The $4.6 billion pension payment in the Fiscal Year 2021 budget proposed by Governor Murphy funds only 80% of the actuarially recommended contribution. New Jersey continues to be challenged by a structural budget gap and low reserves. For the third year in a row, the governor proposed implementing a millionaire’s tax to raise revenues. Positively, the budget proposes a $300 million deposit to the state’s rainy day fund, the second deposit in two years, after more than a decade without funding. For the state of New Jersey, its Fiscal Year end is June 30, 2020, although, subsequent to the close of this reporting period, the state is planning to extend the Fiscal Year to September 30, 2020, in order to give the state more time to pass a budget for Fiscal Year 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. The state carries an A- rating by S&P, A3 by Moody’s and A by Fitch, all with stable outlooks.
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of February 2020, the state’s unemployment rate registered 3.7%, slightly above the national average of 3.5% for the same period. Prior to the COVID-19 crisis, New York State's financial profile had generally improved over the past decade, though Fiscal Year 2019 did post a General Fund deficit. On a significant positive note, New York State has collected approximately $12.7 billion in various settlements and assessments from the financial industry for alleged past misconduct. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. On April 2, 2020 (subsequent to the close of this reporting period), the State adopted a $177 billion budget for Fiscal Year 2021, which is 0.9% larger than the adopted budget for Fiscal Year 2020. The Fiscal Year 2021 budget contains appropriations for all State debt service, no new taxes and holds school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorizes up to $11 billion of borrowing if necessary and also authorizes the State Budget Director to make spending reductions should they be required. While revenue shortfalls and expenditure reductions seem likely, the extent of these is unknown at this time and will influenced by such variables as the length of the crisis and the amount of federal aid received. New York is a high-income state, with per-capita income at 126% of the U.S. average, third-highest among the 50 states. New York is a heavily indebted state. According to Moody's, New York ranked 5th in the nation in debt per capita in 2018 (NY: $3,247; median: $1,068), 8th in debt per capita as a percentage of personal income (NY: 5.0%; median: 2.2%) and 9th in debt to gross state domestic product (NY: 3.9%; median: 2.1%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 98.6% in Fiscal Year 2019. On April 9, 2020 (subsequent to the close of this reporting period), Moody’s affirmed its “Aa1” rating on New York State, but changed its outlook to negative citing the uncertainty surrounding the revenue impacts of the COVID-19 crisis. S&P confirmed its “AA+” rating and stable outlook for New York

State on April 17, 2020 (subsequent to the close of this reporting period), citing the State’s strong financial management. For the state of New York, its Fiscal Year end is March 31, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases.
How did the Funds perform during the twelve-month reporting period ended February 29, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended February 29, 2020. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Massachusetts, New Jersey and New York Funds all outperformed the S&P Municipal Bond Index, while the Connecticut Fund slightly underperformed the S&P Municipal Bond Index. All four Funds outperformed their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Connecticut Municipal Bond Fund
The Class A Shares of the Nuveen Connecticut Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 29, 2020.
During the reporting period, both the municipal bond market and the Fund experienced strong returns amid robust demand for and tightening supply of tax-exempt securities.
Compared with the S&P index, sector positioning modestly hurt results in two principal areas. The Fund was underweighted in the transportation sector, which detracted from our relative performance as this group outperformed the index. Second, the Fund’s positioning in the higher education sector also hampered the Fund. In particular, an allocation to higher coupon, shorter-duration securities proved unhelpful as these securities were relative laggards in a market environment that tended to favor longer-duration issues.
Overall, the Fund’s duration positioning had a modestly positive effect on relative performance. On average, the portfolio’s duration was modestly longer than the benchmark’s, meaning the Fund had more sensitivity to the beneficial effects of declining interest rates. Although it would have been helpful to maintain an even longer duration, it is difficult to obtain sufficient longer-dated issuance in the Connecticut municipal marketplace. Throughout the reporting period, we were regularly seeking higher-duration bonds to add to the portfolio. New purchases included zero-coupon Puerto Rico sales-tax bonds, known as COFINAs. (Bonds of U.S. territories may include exemption from most federal, state and local taxes.) The Fund’s duration ended the reporting period at the lower end of our target range, however, primarily reflecting periodic lags between new cash coming into the portfolio and our ability to reinvest that cash in suitable longer-dated issues.
Security selection was the biggest contributor to relative performance. Compared with the index, the Fund benefited from an allocation to Connecticut general obligation bonds, which offered what we saw as attractive yields relative to their risk. These bonds experienced declining yields and rising prices, as investors began to perceive improvement in the state’s quality. Our exposure to Connecticut dedicated-tax bonds experienced similar credit-spread narrowing. Finally, our investment in the Puerto Rico COFINA bonds we mentioned earlier worked well, given these securities’ subsequent price appreciation.

Portfolio Managers’ Comments (continued)
Credit positioning also contributed to relative performance. With lower rated bonds outperforming their higher quality counterparts during the reporting period, our traditional overweightings in the market’s lower rating-tiers and corresponding underweightings in the highest tiers added value.
The Fund experienced new shareholder investments throughout the reporting period. As possible, we reinvested these proceeds, as well as those coming from selling certain bonds with very short maturities, into bonds with maturities of 15 years and longer and 10-year call dates. These acquisitions helped keep the Fund’s duration within our target range.
As the reporting period progressed, we increasingly prioritized bonds offering coupons in the range of 4%, which have recently become more prevalent than 5% coupon bonds. Our preference for the 4% coupon bonds reflected the securities’ more attractive characteristics and better fit for our duration lengthening efforts.
New purchases included various sectors and credit quality tiers. When appropriate, we took advantage of opportunities to invest in suitable lower rated bonds we believed offered a favorable risk/reward trade-off. On a sector basis, we invested in airport, higher education, housing, utility and water bonds, as well as the zero-coupon Puerto Rico COFINA sales tax bonds we mentioned earlier.
Early in the reporting period, when funds were available to invest and few longer-dated purchase opportunities were available, we added some variable rate demand notes (VRDNs) during a temporary opportunity in the marketplace to acquire these securities at unusually attractive yields. These notes offered negligible interest rate risk, as VRDNs see their interest rates reset every seven days. As the reporting period progressed and we found suitable new, longer bonds to add to the portfolio, we sold these VRDNs and used the proceeds to finance the new purchases.
Nuveen Massachusetts Municipal Bond Fund
The Class A Shares of the Nuveen Massachusetts Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 29, 2020.
Duration and yield curve positioning were the biggest positive factors behind the Fund’s relative outperformance. Throughout the reporting period, our duration was longer than that of the benchmark, meaning the Fund was helped to a greater degree as municipal interest rates fell. In terms of yield curve positioning, we were helped by the Fund’s significant underweighting in bonds with effective durations below eight years, as well as our overweighting in bonds with effective durations of eight to twelve years, a segment of the market that outperformed the index.
Security selection also had a meaningfully positive impact on the Fund’s relative performance, with particularly strong results coming from multiple long-duration and lower rated portfolio holdings. We especially benefited from various longer-dated, lower rated Massachusetts issues, as well as from Puerto Rico sales-tax bonds, known as COFINAs, and dedicated-tax issues of Guam. (Bonds of U.S. territories may include exemption from most federal, state and local taxes.)
Favorable credit quality allocation also added value. Specifically, our relative underweighting in bonds with a credit rating of AAA contributed to relative performance, as did our overweighting in lower rated issues, especially the BBB credit tier. In a market environment that generally favored lower rated bonds over their higher rated counterparts, the Fund’s positioning was helpful.
Sector allocation modestly detracted relative performance, most notably in the higher education and hospital sectors. In both areas, we had increased exposure to lower duration bonds, which limited the Fund’s relative showing in light of this category’s underperformance.
With substantial new shareholder investments coming into the Fund, our main objective throughout the twelve-month reporting period was to stay as close to fully invested as possible. Bond purchases mainly consisted of bonds with maturities of 15 years and longer and occurred across various investment grade credit tiers and economic sectors, including health care, higher education, continuing care retirement centers and water/sewer bonds. We increasingly prioritized bonds with coupons around 4%, whose yields and duration characteristics were more attractive to us than those of 5% bonds. We also purchased Massachusetts general obligation bonds, as widening credit spreads enabled us to acquire these securities at historically attractive yields. In addition, we bought some shorter-

duration student loan revenue bonds subject to the alternative minimum tax; at the time of our purchase, they were offering yields we believed more than compensated shareholders for any potential alternative minimum tax (AMT) liability certain individuals could face. We also bought Puerto Rico sales-tax bonds (known as COFINAs) for their desirable income and duration characteristics.
To fund these and other new purchases, we primarily used proceeds from new shareholder investments, bond calls and maturities, and the sale of some variable rate demand notes (VRDNs). We had earlier purchased VRDNs to take advantage of a temporary opportunity to acquire these securities when they were offering unusually high yields. Because the interest rate on VRDNs gets reset every seven days to reflect updated market conditions, they carry minimal duration risk. Although we were active sellers of VRDNs as new long-term investment opportunities presented themselves, we did maintain exposure to this asset class when substantial new shareholder investments came in more quickly than we could reinvest the assets.
Nuveen New Jersey Municipal Bond Fund
The Class A Shares of the Nuveen New Jersey Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 29, 2020.
Municipal bonds saw very strong market conditions during the reporting period. Interest rates fell sharply as the market anticipated continued moderate economic growth and low inflation. In this environment, the Fund was well positioned in that our portfolio duration was longer than that of the benchmark, meaning we were able to capture more of the benefit from declining rates. We particularly overweighted bonds with maturities of 15 years and longer, the yield-curve segment that saw the greatest decline in rates. Tempering the Fund’s strong duration related performance, however, was a hedge maintained in the portfolio. This hedge, consisting of short U.S. Treasury futures, functioned as expected, shortening the Fund’s duration so it remained within our desired range. Although the short Treasury futures detracted modestly from performance due to falling interest rates, they enabled the Fund to invest in longer duration bonds that were key contributors to performance.
Credit positioning had another, more modest positive impact on the Fund’s relative performance. Compared with the index, the Fund was overweighted in A and BBB rated bonds, as well as BB rated bonds to a lesser extent. As lower rated bonds generally outperformed their higher quality counterparts during the reporting period, such positioning added value.
Sector and security selection also contributed to Fund performance. We benefited from our exposure to various forms of New Jersey state-backed debt. As the state’s credit situation and budgetary outcomes continued to improve, the market bid up New Jersey debt, which contributed to our results. Among our strong performers were investments in New Jersey Transportation Trust Fund Authority and New Jersey Economic Development Authority bonds. Other sources of outperformance included overweightings in the higher education and hospital categories and our allocations to tobacco and single-family housing bonds. The Fund’s weakest performers included pre-refunded bonds, whose very short maturities and high credit quality limited their upside. Our allocation to highly rated local general obligation issues also performed less positively than the index.
Amid strong demand for tax-exempt securities throughout the reporting period, we received substantial new shareholder investments. This meant we were active buyers of municipal bonds throughout the reporting period to keep the Fund fully invested.
With our new purchases, we succeeded in keeping the Fund’s credit and sector exposures relatively consistent, as we liked the portfolio’s positioning coming into the reporting period. Over time, we increasingly were skewing new bond purchases to higher quality issues, whose risk/reward trade-offs began to look more attractive to us as rates declined and credit spreads narrowed. Our purchases took place across various market sectors, including health care, New Jersey state and local issues, higher education, and transportation bonds.
As rates continued to rally, we also increasingly emphasized shorter-maturity bonds. This focus reflected our desire to moderate the Fund’s duration as valuations rose and offered greater interest-rate risk. Along with the duration hedge we mentioned, we successfully lowered the Fund’s interest rate sensitivity, even as duration remained toward the long end of our target range at the close of the reporting period.

Portfolio Managers’ Comments (continued)
Proceeds for our bond purchases primarily came from shareholder inflows, and from bond calls and maturities. To a limited extent, we also sold certain bonds to fund some of our purchase opportunities.
Nuveen New York Municipal Bond Fund
The Class A Shares of the Nuveen New York Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended February 29, 2020. The Fund also outperformed the state-specific S&P Municipal Bond New York Index during the reporting period.
During the reporting period, the yield curve flattened, meaning that yields on longer-dated bonds fell more than those on shorter-maturity issues, while longer bonds accordingly experienced the greater price appreciation. Simultaneously, lower rated bonds generally outperformed their higher grade counterparts, as investors sought the higher yields associated with debt of lower quality issuers.
Against this favorable performance backdrop, duration and yield curve positioning most helped our relative outperformance. Generally, the Fund was more heavily overweighted in bonds on the long end of the yield curve and underweighted in securities occupying the curve’s short end. Both stances benefited results, given the greater decline in rates on longer-dated bonds.
Credit quality positioning also contributed to the Fund’s performance, although to a much lesser extent than duration. Specifically, our underweightings in the AAA and AA credit tiers (the market’s two highest rating categories) and corresponding overweighting in bonds with credit ratings of A and below added value. This stance added to results as investors tended to embrace higher-yielding, lower-rated bonds. In contrast, sector allocation had an overall negative contribution to relative performance.
As the reporting period progressed, given the low interest rates and tight credit spreads, we were starting to see less value in lower rated debt. Thus, our purchase activity emphasized well-structured, highly rated, liquid bonds we saw as more likely to hold their value and easier to sell should interest rates move higher. We were most active in pursuing this strategy among tax-secured, education, transportation and utilities bonds. Most of our purchases consisted of bonds with coupons around 5%, but we also bought some lower coupon securities for their more attractive characteristics relative to higher coupon, more highly rated issues.
We were also actively buying Puerto Rico bonds. (Bonds of U.S. territories may include exemption from most federal, state and local taxes.) Because of the federal bankruptcy process specific to Puerto Rico, the territory’s sales tax bonds, known as COFINAs, emerged from the process as an improved security and we became active participants in these bonds.
We also purchased Puerto Rico water authority bonds, known as PRASAs; we favored these securities because the issuer has been operating profitably and, in our view, is unlikely to default or need restructuring. Further adding to our confidence was the federal government’s indication that it wanted to work with PRASA to assist with its long-term capital needs.
Most proceeds for our bond purchases came from new shareholder investments, and those of bond calls and maturities. We did sell some of our exposure to the tobacco sector, given its strong performance in recent years and we used these sale proceeds to finance a rotation into Puerto Rico bonds, whose performance prospects we preferred. We also sold some of the Fund’s short-dated pre-refunded bonds, which provided the Fund with additional proceeds to purchase bonds we found attractive.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-

haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of portfolio securities generally fell and, as was the case of municipal mutual funds generally, these Funds generally experienced net redemptions of shares, and in those cases sold portfolio assets to raise the cash to pay those redemptions. In certain cases, a Fund may have needed to borrow temporarily to provide a source of liquidity in addition to sales of portfolio assets to make the redemption payments, which temporarily raised the fund’s leverage ratio. After the U.S. Government took several actions to support the economy and the securities markets, the municipal bond market has largely normalized since the worst of the market dislocation in late March 2020, and bond prices have mostly recovered. However, it is possible that similar market dislocations will recur as the COVID-19 pandemic and society’s response to it plays out.
Additionally, the economic disruption caused by the COVID-19 pandemic is also very likely to negatively impact the state and local budgetary matters described earlier in the report, with states and municipalities being more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios show are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
Average Annual Total Returns as of February 29, 2020
	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	7/13/87	8.90%	3.44%	4.00%	0.80%
Class A Shares at maximum Offering Price	7/13/87	4.28%	2.55%	3.56%	-
S&P Municipal Bond Index	-	8.94%	3.93%	4.56%	-
Lipper Other States Municipal Debt Funds Classification Average	-	8.02%	3.10%	3.71%	-
Class C2 Shares	10/04/93	8.29%	2.88%	3.45%	1.35%
Class I Shares	2/25/97	9.12%	3.64%	4.21%	0.60%

	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	8.07%	2.63%	3.32%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 29, 2020

Effective Leverage Ratio	0.59%
Growth of an Assumed $10,000 Investment as of February 29, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
Average Annual Total Returns as of February 29, 2020
	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	10.19%	3.84%	4.47%	0.80%
Class A Shares at maximum Offering Price	9/07/94	5.52%	2.95%	4.02%	-
S&P Municipal Bond Index	-	8.94%	3.93%	4.56%	-
Lipper Massachusetts Municipal Debt Funds Classification Average	-	9.16%	3.26%	3.88%	-
Class C2 Shares	10/06/94	9.63%	3.29%	3.91%	1.35%
Class I Shares	12/22/86	10.50%	4.07%	4.69%	0.60%

	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	9.38%	3.03%	3.72%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 29, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of February 29, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
Average Annual Total Returns as of February 29, 2020
	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/06/94	10.22%	4.42%	4.97%	0.82%
Class A Shares at maximum Offering Price	9/06/94	5.60%	3.54%	4.51%	-
S&P Municipal Bond Index	-	8.94%	3.93%	4.56%	-
Lipper New Jersey Municipal Debt Funds Classification Average	-	9.54%	3.93%	4.26%	-
Class C2 Shares	9/21/94	9.64%	3.84%	4.38%	1.37%
Class I Shares	2/28/92	10.41%	4.63%	5.17%	0.62%

	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	9.39%	3.59%	4.20%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 29, 2020

Effective Leverage Ratio	1.73%
Growth of an Assumed $10,000 Investment as of February 29, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
Average Annual Total Returns as of February 29, 2020
	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	10.03%	4.10%	4.46%	0.78%
Class A Shares at maximum Offering Price	9/07/94	5.44%	3.21%	4.02%	-
S&P Municipal Bond New York Index	-	8.56%	3.79%	4.32%	-
S&P Municipal Bond Index	-	8.94%	3.93%	3.56%	-
Lipper New York Municipal Debt Funds Classification Average	-	9.80%	3.87%	4.21%	-
Class C2 Shares	9/14/94	9.45%	3.52%	3.89%	1.32%
Class I Shares	12/22/86	10.26%	4.30%	4.68%	0.58%

	Total Returns as of February 29, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	9.19%	3.25%	4.03%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of February 29, 2020

Effective Leverage Ratio	0.33%
Growth of an Assumed $10,000 Investment as of February 29, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of February 29, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.72%	2.08%	2.29%	3.05%
SEC 30-Day Yield	0.93%	0.19%	0.44%	1.17%
Taxable-Equivalent Yield (47.8%)[2]	1.70%	0.35%	0.80%	2.13%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.26%	1.59%	1.81%	2.53%
SEC 30-Day Yield	0.91%	0.17%	0.41%	1.14%
Taxable-Equivalent Yield (45.8%)[2]	1.66%	0.31%	0.75%	2.07%
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.59%	1.91%	2.16%	2.89%
SEC 30-Day Yield	1.16%	0.43%	0.68%	1.41%
Taxable-Equivalent Yield (51.6%)[2]	2.40%	0.89%	1.40%	2.91%

Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.59%	1.93%	2.19%	2.91%
SEC 30-Day Yield	1.09%	0.36%	0.60%	1.33%
Taxable-Equivalent Yield (49.6%)[2]	2.16%	0.71%	1.19%	2.63%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of February 29, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.6%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Connecticut	92.4%
Guam	3.5%
Puerto Rico	1.9%
Illinois	1.8%
New York	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	25.2%
Health Care	17.6%
U.S. Guaranteed	15.8%
Tax Obligation/Limited	15.1%
Water and Sewer	10.5%
Education and Civic Organizations	10.2%
Other	5.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	15.8%
AAA	2.0%
AA	28.9%
A	42.0%
BBB	5.5%
BB or Lower	2.5%
N/R (not rated)	3.3%
Total	100%

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.0%
Short-Term Municipal Bonds	3.0%
Other Assets Less Liabilities	2.0%
Net Assets	100%

States and Territories (% of total municipal bonds)
Massachusetts	94.1%
Guam	2.8%
Puerto Rico	2.5%
Washington	0.6%
Total	100%
Portfolio Composition (% of total investments)
Education and Civic Organizations	23.1%
Health Care	23.0%
Tax Obligation/Limited	18.9%
Tax Obligation/General	14.2%
Transportation	7.3%
Water and Sewer	6.4%
U.S. Guaranteed	5.0%
Other	2.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.0%
AAA	5.1%
AA	54.6%
A	20.2%
BBB	10.0%
BB or Lower	3.1%
N/R (not rated)	2.0%
Total	100%

Holding Summaries    as of February 29, 2020 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.3%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	0.1%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Jersey	90.1%
Pennsylvania	4.7%
New York	2.4%
Delaware	1.6%
Puerto Rico	1.0%
Guam	0.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	21.6%
Education and Civic Organizations	17.6%
Transportation	14.4%
Health Care	12.6%
Tax Obligation/General	10.4%
U.S. Guaranteed	6.0%
Housing/Multifamily	5.7%
Other	11.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.0%
AAA	8.4%
AA	37.4%
A	28.1%
BBB	13.6%
BB or Lower	5.0%
N/R (not rated)	1.5%
Total	100%

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	101.2%
Other Assets Less Liabilities	0.0%
Net Assets Plus Floating Rate Obligations and Borrowings	101.2%
Floating Rate Obligations	(0.3)%
Borrowings	(0.9)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New York	96.2%
Puerto Rico	2.9%
Guam	0.5%
New Jersey	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.6%
Transportation	22.3%
Education and Civic Organizations	16.4%
Tax Obligation/General	8.9%
Water and Sewer	8.0%
Utilities	6.1%
Other	11.7%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.6%
AAA	14.6%
AA	50.7%
A	8.1%
BBB	9.9%
BB or Lower	5.8%
N/R (not rated)	8.3%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 29, 2020.
The beginning of the period is September 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.54	$1,026.55	$1,027.64	$1,030.60
Expenses Incurred During the Period	$ 3.99	$ 8.01	$ 6.76	$ 2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,016.96	$1,018.20	$1,021.93
Expenses Incurred During the Period	$ 3.97	$ 7.97	$ 6.72	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,031.75	$1,028.82	$1,028.99	$1,032.64
Expenses Incurred During the Period	$ 3.99	$ 8.02	$ 6.71	$ 2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,016.96	$1,018.25	$1,021.93
Expenses Incurred During the Period	$ 3.97	$ 7.97	$ 6.67	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.33% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,031.43	$1,027.37	$1,028.66	$1,032.37
Expenses Incurred During the Period	$ 3.99	$ 8.01	$ 6.76	$ 2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,016.96	$1,018.20	$1,021.93
Expenses Incurred During the Period	$ 3.97	$ 7.97	$ 6.72	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.40	$1,029.34	$1,030.68	$1,034.46
Expenses Incurred During the Period	$ 3.79	$ 7.82	$ 6.56	$ 2.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.13	$1,017.16	$1,018.40	$1,022.13
Expenses Incurred During the Period	$ 3.77	$ 7.77	$ 6.52	$ 2.77
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.75%, 1.55%, 1.30% and 0.55% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Multistate Trust II:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, and Nuveen New York Municipal Bond Fund (four of the funds comprising Nuveen Multistate Trust II) (the Funds), including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended February 29, 2016 were audited by other independent registered public accountants whose report dated April 27, 2016, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2020

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.6%
	Education and Civic Organizations – 10.0%
$ 105	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	3/20 at 100.00	BB	$105,191
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,086,580
500	5.000%, 7/01/32	7/22 at 100.00	A+	542,970
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Series 2020F:
380	4.000%, 7/01/39	7/30 at 100.00	Aa2	466,359
1,100	4.000%, 7/01/42	7/30 at 100.00	Aa2	1,343,518
1,185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,241,394
1,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	2,239,323
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,124,298
5,095	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	5,932,058
1,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M, 5.000%, 7/01/35	7/26 at 100.00	A-	2,130,765
4,110	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	A	5,031,585
1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Refunding Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,415,722
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1:
2,000	5.000%, 7/01/37	7/28 at 100.00	BBB	2,432,180
250	5.000%, 7/01/38	7/28 at 100.00	BBB	303,125
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32	7/24 at 100.00	A	1,009,451
22,760	Total Education and Civic Organizations			26,404,519
	Health Care – 17.4%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A+	5,328,410
695	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2020G-1, 5.000%, 7/01/39, 144A	7/29 at 100.00	BB+	845,620

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A:
$ 2,750	4.000%, 7/01/39	1/30 at 100.00	A+	$3,216,153
1,685	4.000%, 7/01/40	1/30 at 100.00	A+	1,965,586
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	7/24 at 100.00	A+	576,720
1,995	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,318,390
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
2,885	4.000%, 7/01/38	7/29 at 100.00	A-	3,378,075
6,020	4.000%, 7/01/49	7/29 at 100.00	A-	6,870,566
4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/21 at 100.00	BBB+	4,068,120
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	BBB+	4,295,280
1,815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	BBB+	1,971,253
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,350	5.000%, 12/01/41	6/26 at 100.00	AA-	2,841,409
1,195	5.000%, 12/01/45	6/26 at 100.00	AA-	1,437,071
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	AA-	2,807,568
2,520	5.000%, 7/01/33	7/24 at 100.00	AA-	2,940,865
830	5.000%, 7/01/34	7/24 at 100.00	AA-	966,850
40,260	Total Health Care			45,827,936
	Housing/Multifamily – 1.0%
2,475	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	2,717,278
	Long-Term Care – 1.4%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc, Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB	1,200,452
1,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	1,355,016
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1, 5.000%, 10/01/39, 144A	10/24 at 104.00	BB	1,115,230
3,300	Total Long-Term Care			3,670,698

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 24.9%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
$ 600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	$689,784
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,148,250
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,221,619
2,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	2,379,860
2,425	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	A1	3,028,679
1,325	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/38	6/28 at 100.00	A1	1,667,009
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,063,600
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A1	2,755,920
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A1	3,497,280
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A1	2,837,554
	Connecticut State, General Obligation Bonds, Series 2017A:
1,000	5.000%, 4/15/34	4/27 at 100.00	A1	1,235,840
3,270	5.000%, 4/15/35	4/27 at 100.00	A1	4,035,082
1,510	Connecticut State, General Obligation Bonds, Series 2018A, 5.000%, 4/15/37	4/28 at 100.00	A1	1,899,127
	Connecticut State, General Obligation Bonds, Series 2019A:
1,150	5.000%, 4/15/36	4/29 at 100.00	A1	1,480,498
1,450	4.000%, 4/15/37 (UB) (4)	4/29 at 100.00	A1	1,723,615
650	5.000%, 4/15/39 (UB) (4)	4/29 at 100.00	A1	829,354
	Connecticut State, General Obligation Bonds, Series 2020A:
2,250	4.000%, 1/15/38	1/30 at 100.00	A1	2,693,835
2,250	5.000%, 1/15/40	1/30 at 100.00	A1	2,898,225
500	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	578,180
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Refunding Series 2019C:
925	4.000%, 7/15/38	7/29 at 100.00	AA	1,101,000
1,000	4.000%, 7/15/40	7/29 at 100.00	AA	1,184,520
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2019A:
1,000	4.000%, 7/15/38	7/29 at 100.00	AA	1,190,270
1,075	4.000%, 7/15/39	7/29 at 100.00	AA	1,276,509
1,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,192,750
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	926,308
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	798,161
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	968,133
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	966,339

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
$ 795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	$931,271
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,894,914
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	584,190
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	571,956
1,035	Oxford, Connecticut, General Obligation Bonds, Series 2019A, 4.000%, 8/01/39	8/29 at 100.00	Aa2	1,226,785
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34	12/22 at 100.00	AA-	662,916
2,370	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 – BAM Insured	1/27 at 100.00	AA	2,695,638
1,035	The Metropolitan District Hartford County, Connecticut General Obligation Bonds, Series 2018, 5.000%, 7/15/35	7/28 at 100.00	AA	1,328,526
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	665,356
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	581,627
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	916,195
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	664,041
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	663,525
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,174,960
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA	1,336,179
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA	1,477,557
55,475	Total Tax Obligation/General			65,642,937
	Tax Obligation/Limited – 14.9%
760	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, CHELSA Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	A1	773,216
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	A+	2,844,925
1,390	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	A+	1,662,287
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
1,000	5.000%, 9/01/32	9/26 at 100.00	A+	1,229,190
3,500	5.000%, 9/01/33	9/26 at 100.00	A+	4,292,435
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
2,000	5.000%, 1/01/37	1/28 at 100.00	A+	2,485,060
2,000	5.000%, 1/01/38	1/28 at 100.00	A+	2,475,820
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	BB	2,553,960
600	5.125%, 1/01/42	1/22 at 100.00	BB	635,208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Great Pond Improvement District, Connecticut, Special Obligaiton Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	$538,245
2,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	3,195,130
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,950	4.550%, 7/01/40	7/28 at 100.00	N/R	3,326,627
2,550	0.000%, 7/01/51	7/28 at 30.01	N/R	551,234
900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	N/R	1,017,225
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	A+	2,785,850
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	A+	846,456
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	2/25 at 100.00	A+	1,880,986
3,000	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	A+	3,680,010
	University of Connecticut, General Obligation Bonds, Series 2019A:
1,000	5.000%, 11/01/36	11/28 at 100.00	A+	1,275,310
1,000	4.000%, 11/01/38	11/28 at 100.00	A+	1,165,790
35,600	Total Tax Obligation/Limited			39,214,964
	Transportation – 1.2%
	Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds, Ground Transportation Center Project, Series 2019A:
1,500	4.000%, 7/01/49 (AMT)	7/29 at 100.00	A-	1,714,635
1,250	5.000%, 7/01/49 (AMT)	7/29 at 100.00	A-	1,557,100
2,750	Total Transportation			3,271,735
	U.S. Guaranteed – 15.6% (5)
6,975	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	7,280,505
1,555	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,641,707
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	522,601
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3	527,880
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A	1,058,100
2,500	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A	2,661,725
4,160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A-	4,412,512
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	A-	2,111,520
1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3	1,325,149

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	$2,387,788
660	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R	684,057
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,193,972
1,055	5.000%, 8/01/44 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,247,168
4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	AA-	4,377,717
500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	550,300
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 (Pre-refunded 8/01/22) – FGIC Insured	8/22 at 100.00	AA-	2,201,200
1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R	1,832,643
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	3,294,210
1,725	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.000%, 12/01/27 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	1,803,798
38,640	Total U.S. Guaranteed			41,114,552
	Utilities – 1.9%
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	459,617
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,398,208
1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,151,360
4,585	Total Utilities			5,009,185
	Water and Sewer – 10.3%
2,000	Connecticut, State Revolving Fund General Revenue Bonds, Green Bonds, Series 2019A, 5.000%, 2/01/39	2/29 at 100.00	AAA	2,602,980
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	583,215
1,000	5.000%, 8/15/32	8/24 at 100.00	AA	1,165,480
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	3/20 at 100.00	AA	60,196
1,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,243,487
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,161,230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A:
$ 2,250	5.000%, 11/01/35	11/24 at 100.00	Aa2	$2,660,490
4,885	5.000%, 11/01/42	11/24 at 100.00	Aa2	5,724,585
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39	4/22 at 100.00	Aa2	2,701,025
340	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	351,927
3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-third Series 2017B-1, 5.000%, 8/01/41	8/28 at 100.00	AA-	3,840,450
2,915	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Thirty-Fourth Series 2019C, 5.000%, 8/01/44	8/29 at 100.00	AA-	3,776,149
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	568,935
750	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA+	873,435
22,740	Total Water and Sewer			27,313,584
$ 228,585	Total Long-Term Investments (cost $240,710,464)			260,187,388
	Floating Rate Obligations – (0.6)%			(1,570,000)
	Other Assets Less Liabilities – 2.0%			5,281,555
	Net Assets – 100%			$ 263,898,943
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.0%
	MUNICIPAL BONDS – 95.0%
	Education and Civic Organizations – 21.8%
$ 250	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019, 5.000%, 6/15/39	6/26 at 100.00	N/R	$275,120
	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016:
1,260	5.000%, 10/01/39	10/26 at 100.00	A	1,539,569
5,165	5.000%, 10/01/46	10/26 at 100.00	A	6,245,363
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA-	1,519,065
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,377,970
	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T:
2,350	5.000%, 7/01/39	7/27 at 100.00	AA-	2,957,075
1,020	5.000%, 7/01/42	7/27 at 100.00	AA-	1,275,785
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	AA-	5,663,000
	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University Issue, Series 2018R:
1,195	5.000%, 10/01/37	10/28 at 100.00	A+	1,552,353
840	5.000%, 10/01/38	10/28 at 100.00	A+	1,088,245
1,000	5.000%, 10/01/39	10/28 at 100.00	A+	1,292,730
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,496,170
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
1,510	5.250%, 1/01/42	1/27 at 100.00	BBB+	1,832,007
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB+	1,787,205
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
1,600	5.000%, 1/01/37	1/28 at 100.00	BBB+	1,980,112
6,020	5.000%, 1/01/40	1/28 at 100.00	BBB+	7,401,470
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2018, 5.000%, 1/01/43	1/28 at 100.00	BBB+	2,442,120
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,971,350
2,055	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	2,477,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
$ 550	3.500%, 7/01/35	7/25 at 100.00	AA	$597,427
235	5.000%, 7/01/37	7/25 at 100.00	AA	280,797
700	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017, 5.000%, 7/01/37	7/26 at 100.00	BBB-	825,055
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A1	1,296,326
1,850	5.000%, 3/01/44	3/24 at 100.00	A1	2,122,930
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43	9/23 at 100.00	AAA	1,755,452
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	10/23 at 100.00	BBB+	1,137,230
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	3,012,538
2,415	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA	2,797,391
610	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	Baa2	774,419
1,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017, 5.000%, 4/01/36	10/27 at 100.00	AA-	1,915,650
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	1,043,420
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H, 5.000%, 1/01/37	1/28 at 100.00	A3	1,235,920
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AA-	1,276,910
1,000	5.000%, 6/01/38	6/28 at 100.00	AA-	1,273,000
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A1	2,622,264
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B:
5,000	5.000%, 9/01/42	9/27 at 100.00	A1	6,127,650
5,000	5.000%, 9/01/45	9/27 at 100.00	A1	6,099,000
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2019, 5.000%, 9/01/49	9/29 at 100.00	A1	4,424,035
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017:
700	5.000%, 7/01/35	7/27 at 100.00	Baa2	853,377
500	5.000%, 7/01/36	7/27 at 100.00	Baa2	608,775
2,345	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Refunding Series 2016, 5.000%, 1/01/36	7/26 at 100.00	AA-	2,892,722

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA-	$3,350,172
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
2,500	5.000%, 7/01/20 (AMT)	No Opt. Call	AA	2,533,350
1,125	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	1,212,334
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
1,480	5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,719,020
1,150	5.000%, 7/01/26 (AMT)	No Opt. Call	AA	1,408,578
265	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	3/20 at 100.00	AA	265,244
485	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2011J, 5.625%, 7/01/33 (AMT)	7/21 at 100.00	AA	509,725
1,620	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,881,630
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (AMT)	1/25 at 100.00	AA	1,170,990
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	3,022,225
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2020-1:
4,000	5.000%, 11/01/37	11/29 at 100.00	Aa2	5,336,200
545	5.000%, 11/01/39	11/29 at 100.00	Aa2	723,237
	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2019-1:
1,000	5.000%, 5/01/38	5/29 at 100.00	Aa2	1,315,650
2,000	5.000%, 5/01/39	5/29 at 100.00	Aa2	2,625,360
101,885	Total Education and Civic Organizations			123,219,912
	Health Care – 21.6%
5,915	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,835,197
2,160	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	BBB+	2,536,704
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	AA-	2,615,909
6,000	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	7,505,940
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,644,000
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	AA-	3,195,156
500	5.000%, 10/01/30	10/21 at 100.00	AA-	530,505

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
$ 1,250	5.000%, 7/01/36	7/29 at 100.00	A	$1,611,175
725	5.000%, 7/01/37	7/29 at 100.00	A	931,879
1,400	5.000%, 7/01/38	7/29 at 100.00	A	1,793,624
275	5.000%, 7/01/39	7/29 at 100.00	A	351,513
250	5.000%, 7/01/41	7/29 at 100.00	A	316,028
3,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,497,740
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
2,000	5.000%, 7/01/32	7/26 at 100.00	BBB	2,407,340
1,625	5.000%, 7/01/36	7/26 at 100.00	BBB	1,940,478
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I:
3,800	5.000%, 7/01/21	No Opt. Call	A	4,006,682
1,675	5.000%, 7/01/30	7/26 at 100.00	A	2,051,490
1,500	5.000%, 7/01/37	7/26 at 100.00	A	1,811,595
1,935	5.000%, 7/01/38	7/26 at 100.00	A	2,331,482
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A	1,073,961
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,189,150
500	5.000%, 7/01/33	7/25 at 100.00	A	593,710
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
5,000	5.000%, 7/01/43	7/28 at 100.00	A	6,185,850
4,100	5.000%, 7/01/48	7/28 at 100.00	A	5,039,761
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,925	5.000%, 12/01/41	12/26 at 100.00	A1	2,338,894
6,100	5.000%, 12/01/46	12/26 at 100.00	A1	7,336,287
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
2,645	5.000%, 8/15/35	8/25 at 100.00	A	3,136,996
5,325	5.000%, 8/15/45	8/25 at 100.00	A	6,204,157
	Massachusetts Development Finance Agency, Revenue Bonds, Mass General Brigham, Series 2020A-2:
3,535	4.000%, 7/01/40	1/30 at 100.00	AA-	4,241,646
1,365	4.000%, 7/01/41	1/30 at 100.00	AA-	1,634,765
1,545	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BB+	1,703,625

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
$ 1,250	4.000%, 7/01/41	7/26 at 100.00	AA-	$1,422,813
2,250	5.000%, 7/01/41	7/26 at 100.00	AA-	2,728,642
4,950	5.000%, 7/01/47	7/26 at 100.00	AA-	5,957,622
6,330	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 4.000%, 7/01/41	1/28 at 100.00	AA-	7,374,070
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,109,340
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,212,642
890	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K, 5.000%, 7/01/38	1/27 at 100.00	A-	1,076,402
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A-	440,320
1,855	5.000%, 7/01/44	7/27 at 100.00	A-	2,240,488
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	671,256
500	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 5.000%, 7/01/44	1/29 at 100.00	BBB+	612,510
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	3/20 at 100.00	BB+	2,059,686
1,000	5.000%, 7/15/37	3/20 at 100.00	BB+	1,007,920
104,220	Total Health Care			122,506,950
	Housing/Multifamily – 0.7%
1,525	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	3/20 at 100.00	AA	1,542,324
2,255	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	2,389,285
3,780	Total Housing/Multifamily			3,931,609
	Long-Term Care – 0.9%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
1,910	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	2,060,871
275	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	304,879
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	7/25 at 100.00	A+	655,122
525	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2019, 5.000%, 12/01/42	12/25 at 103.00	A-	622,529

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
$ 240	5.250%, 1/01/26	1/23 at 100.00	BBB	$267,026
790	5.750%, 1/01/28	1/23 at 100.00	BBB	889,903
400	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding Series 2019, 5.000%, 10/01/39	10/24 at 104.00	BBB+	462,972
4,700	Total Long-Term Care			5,263,302
	Tax Obligation/General – 13.9%
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25	3/23 at 100.00	AAA	1,147,912
1,190	Boston, Massachusetts, General Obligation Bonds, Series 2016A, 5.000%, 3/01/20	No Opt. Call	AAA	1,190,000
5,725	Boston, Massachusetts, General Obligation Bonds, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AAA	7,467,976
	Central Berkshire Regional School District, Dalton, Massachusetts, General Obligation Bonds, State Qualified Series 2019:
1,400	3.000%, 6/01/38	6/28 at 100.00	AA	1,516,844
1,440	3.000%, 6/01/39	6/28 at 100.00	AA	1,556,798
1,490	3.000%, 6/01/40	6/28 at 100.00	AA	1,607,218
1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	3/20 at 100.00	AA	1,755,268
330	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1	340,540
10,000	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2019C, 5.000%, 5/01/42	5/29 at 100.00	Aa1	13,001,000
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	3,586,020
1,190	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	1,370,178
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	Aa1	3,770,850
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/46	11/27 at 100.00	Aa1	6,343,000
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018A:
3,750	5.000%, 1/01/42	1/28 at 100.00	Aa1	4,724,062
2,490	5.000%, 1/01/45	1/28 at 100.00	Aa1	3,119,970
950	5.000%, 1/01/46	1/28 at 100.00	Aa1	1,188,213
11,110	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A, 5.250%, 1/01/44	1/29 at 100.00	Aa1	14,509,438
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020C, 3.000%, 3/01/47 (WI/DD, Settling 03/03/20)	3/30 at 100.00	Aa1	5,446,450
1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35	5/22 at 100.00	Aa2	1,084,550
2,010	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series 2019, 3.000%, 9/01/43	9/27 at 100.00	Aa2	2,140,429

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	$ 2,062,520
64,870	Total Tax Obligation/General			78,929,236
	Tax Obligation/Limited – 18.5%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,355	5.000%, 11/15/27	11/25 at 100.00	BB	1,605,106
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,156,460
2,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,651,993
870	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	918,363
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,160	5.000%, 12/01/31	12/26 at 100.00	BB	1,395,109
2,000	5.000%, 12/01/46	12/26 at 100.00	BB	2,344,300
1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,194,123
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017, 5.000%, 5/01/36	5/27 at 100.00	AA	625,300
6,345	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	6,910,720
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,981,225
5,570	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Sustainability Series 2017A-1, 5.000%, 7/01/41	7/27 at 100.00	AA	6,985,114
1,890	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B, 5.000%, 5/01/44	5/24 at 100.00	Aa2	2,169,890
	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	AA	2,226,366
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	AA	1,287,967
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	Aa2	1,537,521
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AAA	1,997,506
3,125	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AAA	3,514,406
7,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A, 5.250%, 2/15/48	2/28 at 100.00	AA+	8,880,830
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2019A:
8,000	5.000%, 2/15/44	2/29 at 100.00	AA+	10,263,840
7,200	5.000%, 2/15/49	2/26 at 100.00	AA+	8,730,576
1,270	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	AA+	1,592,212
2,800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	AA+	3,448,816

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2018A, 5.250%, 6/01/43	6/28 at 100.00	AA+	$5,193,720
800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/35	6/21 at 100.00	AA+	829,872
3,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	AA+	4,163,775
4,805	Massachusetts State, Transportation Fund Revenue Bonds, Refunding Series 2017A, 5.000%, 6/01/43	12/27 at 100.00	AA+	6,092,980
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,177	4.550%, 7/01/40	7/28 at 100.00	N/R	3,582,608
2,160	0.000%, 7/01/46	7/28 at 41.38	N/R	642,643
3,215	0.000%, 7/01/51	7/28 at 30.01	N/R	694,987
1,657	5.000%, 7/01/58	7/28 at 100.00	N/R	1,900,364
2,380	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured COFINA Project Series 2019A-2A, 4.550%, 7/01/40, 4.550%, 7/01/40	7/28 at 100.00	N/R	2,683,855
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	1,111,400
2,800	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	AA-	3,462,088
91,704	Total Tax Obligation/Limited			104,776,035
	Transportation – 6.1%
1,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A, 5.000%, 1/01/37	1/29 at 100.00	A+	1,620,000
1,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	AA	1,842,135
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,027,480
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32	7/22 at 100.00	AA	2,997,830
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AA	2,083,348
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	AA	1,710,627
2,000	5.000%, 7/01/45	7/25 at 100.00	AA	2,384,980
5,960	Massachusetts Port Authority, Revenue Bonds, Series 2019B, 5.000%, 7/01/44	7/29 at 100.00	AA	7,737,332
5,000	Massachusetts Port Authority, Revenue Bonds, Series 2019C, 5.000%, 7/01/44 (AMT)	7/29 at 100.00	AA	6,322,400
3,500	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2019A, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A1	4,369,960
500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	527,905
840	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	883,856
28,505	Total Transportation			34,507,853

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 4.9% (4)
$ 1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	$1,470,086
1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa2	1,248,336
1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	A2	1,287,754
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40 (Pre-refunded 10/15/20)	10/20 at 100.00	AAA	3,078,840
866	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A	11/23 at 100.00	N/R	1,009,765
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)	7/23 at 100.00	AA-	2,844,975
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA	1,055,760
3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)	4/21 at 100.00	Aa3	3,669,890
295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc, Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	N/R	308,638
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	AAA	1,763,289
1,500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	AA	1,544,730
7,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2013-1, 5.000%, 11/01/39 (Pre-refunded 11/01/22)	11/22 at 100.00	Aa2	8,331,900
25,661	Total U.S. Guaranteed			27,613,963
	Utilities – 0.5%
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	3/20 at 100.00	Baa2	2,949,300
	Water and Sewer – 6.1%
4,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Senior Series 2018A, 4.000%, 11/01/40	5/26 at 100.00	AA+	4,580,000
3,475	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	4,035,274
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	3,096,171
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	3/20 at 100.00	AAA	60,190
1,000	Massachusetts Water Pollution Abatement Trust, State Revolving Fund Bonds, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AAA	1,017,450
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,256,054

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
$ 2,005	4.000%, 8/01/40	8/26 at 100.00	AA+	$2,308,036
1,000	5.000%, 8/01/40	8/26 at 100.00	AA+	1,239,590
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B:
1,000	5.000%, 8/01/39	8/27 at 100.00	AA+	1,265,770
1,870	5.000%, 8/01/42	8/27 at 100.00	AA+	2,352,684
8,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B, 5.000%, 8/01/44	8/29 at 100.00	AA+	10,420,240
1,010	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C, 5.000%, 4/15/33	4/27 at 100.00	AA	1,279,943
625	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2019E, 4.000%, 4/15/39	4/29 at 100.00	AA	753,113
28,565	Total Water and Sewer			34,664,515
$ 456,790	Total Long-Term Investments (cost $493,644,453)			538,362,675

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.0%
	MUNICIPAL BONDS – 3.0%
	Education and Civic Organizations – 0.9%
$ 5,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior, Variable Rate Demand Obligations, Series 2008-1, 1.130%, 5/01/38 (Mandatory Put 3/05/20) (5)	2/20 at 100.00	AA-	$ 5,000,000
	Health Care – 0.9%
5,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Variable Rate Demand Obligations, Series 2009K-1, 1.110%, 7/01/39 (Mandatory Put 3/05/20) (5)	2/20 at 100.00	A	5,000,000
	Transportation – 1.1%
6,100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien, Variable Rate Demand Obligations, Series 2010A, 1.140%, 1/01/37 (Mandatory Put 3/05/20) (5)	2/20 at 100.00	AA+	6,100,000
	Water and Sewer – 0.1%
855	Massachusetts Water Resources Authority, General Revenue Refunding Bonds, Variable Rate Demand Obligations Series 2008E, 1.130%, 8/01/37 (Mandatory Put 3/06/20) (5)	2/20 at 100.00	AA	855,000
$ 16,955	Total Short-Term Investments (cost $16,955,000)			16,955,000
	Total Investments (cost $510,599,453) – 98.0%			555,317,675
	Other Assets Less Liabilities – 2.0%			11,308,436
	Net Assets – 100%			$ 566,626,111

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.3%
	MUNICIPAL BONDS – 101.3%
	Consumer Discretionary – 0.2%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 935	5.000%, 1/01/32	3/20 at 100.00	Caa2	$772,964
240	5.125%, 1/01/37	3/20 at 100.00	Caa2	185,609
1,175	Total Consumer Discretionary			958,573
	Consumer Staples – 2.9%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,310	4.000%, 6/01/37	6/28 at 100.00	A-	4,965,896
325	5.000%, 6/01/46	6/28 at 100.00	BBB+	395,996
3,660	5.250%, 6/01/46	6/28 at 100.00	BBB+	4,544,109
2,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	2,728,575
10,610	Total Consumer Staples			12,634,576
	Education and Civic Organizations – 17.6%
	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, Series 2019:
3,000	5.000%, 7/01/44	7/29 at 100.00	Aa2	3,864,540
4,000	4.000%, 7/01/48	7/29 at 100.00	Aa2	4,693,120
225	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	BBB-	266,978
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
2,780	4.000%, 7/15/37	7/27 at 100.00	BBB-	3,040,597
100	5.000%, 7/15/47	7/27 at 100.00	BBB-	116,763
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	BB	112,808
870	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,036,205
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2017:
170	5.000%, 6/01/32	12/27 at 100.00	A	213,778
285	3.000%, 6/01/32	12/27 at 100.00	A	307,697

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
$ 770	5.000%, 7/01/38	7/23 at 100.00	A+	$853,938
1,015	5.000%, 7/01/43	7/23 at 100.00	A+	1,122,864
1,840	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	A+	1,940,482
1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	2,000,934
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	A+	2,382,460
1,055	3.750%, 7/01/33	7/25 at 100.00	A+	1,146,025
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	566,633
100	5.000%, 7/01/42	7/22 at 100.00	A	107,763
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
250	5.000%, 7/01/32	7/21 at 100.00	Baa2	261,245
230	5.000%, 7/01/37	7/21 at 100.00	Baa2	239,821
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
360	3.750%, 7/01/37	7/27 at 100.00	Baa2	385,920
1,370	4.000%, 7/01/42	7/27 at 100.00	Baa2	1,484,943
2,445	5.000%, 7/01/47	7/27 at 100.00	Baa2	2,856,542
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	A-	1,442,205
710	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A-	790,088
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
220	3.000%, 7/01/37	7/26 at 100.00	A-	232,991
1,870	3.000%, 7/01/41	7/26 at 100.00	A-	1,965,015
2,630	3.000%, 7/01/46	7/26 at 100.00	A-	2,744,247
1,085	4.000%, 7/01/46	7/26 at 100.00	A-	1,203,189
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A:
4,000	5.000%, 7/01/45 (WI/DD, Settling 3/11/20)	7/30 at 100.00	BBB+	5,210,600
500	4.000%, 7/01/50 (WI/DD, Settling 3/11/20)	7/30 at 100.00	BBB+	591,790
125	3.000%, 7/01/50 (WI/DD, Settling 3/11/20)	7/30 at 100.00	BBB+	132,186

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
$ 1,000	5.000%, 7/01/42	7/27 at 100.00	BBB+	$1,234,300
1,310	5.000%, 7/01/47	7/27 at 100.00	BBB+	1,607,252
500	4.000%, 7/01/47	7/27 at 100.00	BBB+	570,990
1,375	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B, 5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	1,667,999
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A:
3,000	3.750%, 12/01/31 (AMT)	6/28 at 100.00	Aaa	3,400,680
420	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	481,547
1,400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2019A, 2.375%, 12/01/29	6/28 at 100.00	Aa1	1,443,176
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
235	2.750%, 12/01/27 (AMT)	12/25 at 100.00	Aaa	242,027
2,510	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	2,713,937
570	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	627,462
1,630	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	1,810,800
1,470	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39 (AMT)	6/28 at 100.00	Aa1	1,564,506
230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	3/20 at 100.00	Aaa	230,184
510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aaa	525,693
765	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	823,752
400	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	Aaa	445,460
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
950	3.625%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	1,005,385
1,440	4.000%, 12/01/28 (AMT)	12/22 at 100.00	Aaa	1,534,190
755	4.000%, 12/01/31 (AMT)	12/22 at 100.00	Aaa	801,244
795	4.125%, 12/01/35 (AMT)	12/22 at 100.00	Aaa	842,764
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
915	4.250%, 12/01/32 (AMT)	12/23 at 100.00	Aaa	985,611
920	4.500%, 12/01/36 (AMT)	12/23 at 100.00	Aaa	998,816
2,075	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	2,291,277
1,715	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)	12/26 at 100.00	Aaa	1,918,279

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 640	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)	6/28 at 100.00	A2	$684,058
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,538,440
68,185	Total Education and Civic Organizations			77,304,196
	Financials – 0.2%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
430	5.750%, 10/01/21	No Opt. Call	Ba2	441,240
500	6.500%, 4/01/28	No Opt. Call	Ba2	598,520
930	Total Financials			1,039,760
	Health Care – 12.8%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,720	5.000%, 2/15/25	2/24 at 100.00	BBB+	1,971,946
800	5.000%, 2/15/28	2/24 at 100.00	BBB+	917,840
2,000	5.000%, 2/15/33	2/24 at 100.00	BBB+	2,278,020
800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	895,568
195	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	3/20 at 100.00	AA-	195,657
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
815	6.000%, 7/01/26	7/21 at 100.00	BB+	859,043
700	6.250%, 7/01/35	7/21 at 100.00	BB+	739,382
1,545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	3/20 at 100.00	BB+	1,550,577
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	AA-	437,504
560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA-	638,926
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,322,000
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
3,145	5.000%, 7/01/28	7/27 at 100.00	AA-	4,016,763
2,040	5.000%, 7/01/57	7/27 at 100.00	AA-	2,468,400
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
595	5.000%, 7/01/45	7/24 at 100.00	A+	674,623
1,000	4.000%, 7/01/45	7/24 at 100.00	A+	1,068,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 4,430	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	AA-	$4,999,875
4,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA-	5,906,639
570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA-	638,240
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	AA	571,518
575	5.000%, 7/01/33	7/26 at 100.00	AA	713,977
600	5.000%, 7/01/34	7/26 at 100.00	AA	744,342
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
2,000	5.000%, 7/01/39	7/24 at 100.00	AA-	2,335,820
630	5.000%, 7/01/43	7/24 at 100.00	AA-	733,666
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	AA-	958,152
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
2,710	3.000%, 7/01/32	7/26 at 100.00	BBB-	2,804,525
235	4.000%, 7/01/34	7/26 at 100.00	BBB-	263,407
3,085	5.000%, 7/01/41	7/26 at 100.00	BBB-	3,601,090
1,685	4.000%, 7/01/48	7/26 at 100.00	BBB-	1,847,737
460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	495,820
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,659,990
1,255	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,445,773
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
1,670	4.000%, 7/01/44	7/29 at 100.00	A+	1,966,375
3,360	3.000%, 7/01/49	7/29 at 100.00	A+	3,574,570
49,160	Total Health Care			56,295,965
	Housing/Multifamily – 5.8%
600	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB-	680,544
1,940	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BB+	2,135,668
2,120	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22	No Opt. Call	Aaa	2,137,172

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
$ 1,770	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	$1,878,554
1,015	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,077,504
1,010	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,070,418
1,560	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	1,683,084
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,213,224
2,055	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	2,195,439
875	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, 3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA-	965,939
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A:
1,915	3.600%, 11/01/33	11/27 at 100.00	AA-	2,115,539
1,865	3.875%, 11/01/38	11/27 at 100.00	AA-	2,082,217
1,000	3.950%, 11/01/43	11/27 at 100.00	AA-	1,110,370
650	4.000%, 11/01/48	11/27 at 100.00	AA-	725,094
500	4.100%, 11/01/53	11/27 at 100.00	AA-	554,305
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A:
1,750	2.900%, 11/01/39	11/28 at 100.00	AA-	1,847,020
515	3.000%, 11/01/44	11/28 at 100.00	AA-	541,466
870	3.050%, 11/01/49	11/28 at 100.00	AA-	912,160
465	3.150%, 5/01/53	11/28 at 100.00	AA-	489,654
23,610	Total Housing/Multifamily			25,415,371
	Housing/Single Family – 2.3%
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
2,165	3.600%, 4/01/33	10/27 at 100.00	AA	2,417,785
1,370	3.750%, 10/01/35	10/27 at 100.00	AA	1,537,483
2,595	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32 (AMT)	10/27 at 100.00	AA	2,889,040
2,865	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, 4.000%, 4/01/49	4/28 at 100.00	AA	3,190,607
8,995	Total Housing/Single Family			10,034,915
	Long-Term Care – 0.9%
150	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	158,055
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB-	1,286,253

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
$ 315	3.750%, 7/01/24	No Opt. Call	BBB-	$328,627
405	5.000%, 7/01/29	7/24 at 100.00	BBB-	445,225
1,290	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A (WI/DD, Settling 3/05/20)	1/28 at 102.00	N/R	1,322,121
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	535,595
3,865	Total Long-Term Care			4,075,876
	Tax Obligation/General – 10.6%
1,000	Berkeley Heights Township, Union County, New Jersey, General Obligation Bonds, Series 2019, 3.000%, 2/01/32	2/27 at 100.00	Aa1	1,098,160
1,940	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,259,906
685	Cumberland County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Vineland Public Safety Building Project, Series 2017, 3.250%, 12/15/37	12/27 at 100.00	AA	747,253
820	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	921,442
15	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	15,412
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
2,075	2.000%, 2/01/24 – BAM Insured	No Opt. Call	AA	2,143,682
1,000	2.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	1,029,580
1,500	2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,565,115
180	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	AA	196,178
1,380	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018, 3.375%, 3/01/34 – BAM Insured	3/28 at 100.00	AA	1,528,019
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
125	3.250%, 8/01/34	8/25 at 100.00	AA	134,498
340	5.000%, 8/01/42	8/25 at 100.00	AA	402,383
1,500	Hudson County Improvement Authority, New Jersey, General Obligation Bonds, Local Unit Loan Program, County Guaranteed Pooled Notes, Series 2019B-1, 3.000%, 5/22/20	No Opt. Call	N/R	1,507,035
2,000	Middlesex County, New Jersey, General Obligation Bonds, Bond Anticipation Note Series 2019, 3.000%, 6/05/20	No Opt. Call	N/R	2,010,940
525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA-	533,810
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	359,080
220	5.000%, 1/01/37	1/24 at 100.00	AAA	253,770

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 610	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	$668,395
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
1,885	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	2,324,940
1,325	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	1,598,347
1,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 – AGM Insured	9/27 at 100.00	AA	1,143,130
1,000	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A-	1,004,760
1,750	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	1,785,455
2,625	Passaic County, New Jersey, General Obligation Bonds, General Improvement Series 2019A, 1.000%, 12/01/34	12/27 at 100.00	Aa1	2,215,500
1,145	Somers Point, New Jersey, General Obligation Bonds, Improvement Sewer Utility Series 2019, 2.000%, 10/01/31	10/26 at 100.00	AA-	1,151,939
450	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 12/01/23	6/22 at 100.00	AA+	482,360
625	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/15/24	No Opt. Call	AA-	698,406
	Sussex County, New Jersey, General Obligation Bonds, Series 2019:
2,225	3.000%, 6/01/27	6/26 at 100.00	AA+	2,490,442
1,475	3.000%, 6/01/28	6/26 at 100.00	AA+	1,641,291
3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)	12/21 at 100.00	AA+	3,951,868
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,636,651
4,000	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	4,445,080
1,500	Verona Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Refunding Series 2020, 2.250%, 3/01/39 (WI/DD, Settling 3/04/20)	3/27 at 100.00	AA-	1,494,645
43,450	Total Tax Obligation/General			46,439,472
	Tax Obligation/Limited – 21.9%
650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	828,458
1,000	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, Note Series 2019B, 2.750%, 4/17/20	No Opt. Call	N/R	1,002,220
3,655	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, City Hall Project, Series 2018, 3.250%, 12/01/37	12/28 at 100.00	AA	4,071,962
1,795	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	2,299,233
1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,117,358

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
$ 6,490	5.000%, 5/01/46 (UB) (4)	5/26 at 100.00	AA	$7,739,065
1,000	5.250%, 5/01/51	5/26 at 100.00	AA	1,202,510
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
350	5.000%, 6/15/21	No Opt. Call	BBB+	366,562
2,870	5.000%, 6/15/25	6/22 at 100.00	BBB+	3,090,186
450	5.000%, 6/15/28	6/22 at 100.00	BBB+	482,616
475	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B, 4.500%, 6/15/40	12/28 at 100.00	A-	562,937
2,985	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 4.000%, 11/01/39	11/29 at 100.00	A-	3,454,929
2,260	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	2,420,302
3,780	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	BBB+	4,400,563
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A-	1,728,705
2,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A-	2,395,440
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
225	5.000%, 6/15/29	6/26 at 100.00	A+	270,929
125	5.000%, 6/15/30	6/26 at 100.00	A+	150,001
2,770	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	A+	3,315,330
14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A-	11,207,681
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A-	2,125,739
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
6,925	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,277,404
4,765	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	3,531,437
1,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	720,490
1,510	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A-	1,771,910
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,700	5.500%, 6/15/31	6/21 at 100.00	A-	2,848,986
2,520	5.250%, 6/15/36	6/21 at 100.00	A-	2,647,411
6,430	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A-	6,891,481

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 95	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A-	$105,050
845	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.250%, 12/15/38	12/28 at 100.00	A-	987,999
1,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	A-	1,199,410
750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.500%, 6/15/49	12/28 at 100.00	A-	874,275
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
635	3.500%, 6/15/46	12/28 at 100.00	A-	678,136
1,500	5.000%, 6/15/50	12/28 at 100.00	A-	1,822,065
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,247,855
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
1,330	5.000%, 5/01/21	No Opt. Call	Aa1	1,391,247
1,715	3.500%, 5/01/35	5/22 at 100.00	Aa1	1,780,564
4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa	4,373,640
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34 (UB) (4)	No Opt. Call	AA+	4,013,430
93,530	Total Tax Obligation/Limited			96,395,516
	Transportation – 14.6%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,205,534
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	410,638
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,658,765
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,259,340
1,290	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019, 4.000%, 1/01/44	1/29 at 100.00	A1	1,527,489
1,635	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015, 4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,835,925
3,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/30	7/29 at 100.00	A1	4,012,710
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
1,000	5.000%, 7/01/42	7/27 at 100.00	A1	1,239,760
3,115	5.000%, 7/01/47	7/27 at 100.00	A1	3,831,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A:
$ 1,050	5.000%, 7/01/30	7/29 at 100.00	A1	$1,404,449
1,130	5.000%, 7/01/31	7/29 at 100.00	A1	1,502,504
1,235	3.000%, 7/01/49	7/29 at 100.00	A1	1,305,321
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A+	2,002,475
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,000	5.000%, 1/01/24	1/23 at 100.00	A	1,104,970
1,095	5.000%, 1/01/26	1/23 at 100.00	A	1,208,365
1,070	5.000%, 1/01/27	1/23 at 100.00	A	1,179,204
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,260	5.000%, 7/01/23 (AMT)	No Opt. Call	BBB	1,420,159
1,490	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	1,680,392
1,255	5.625%, 1/01/52 (AMT)	1/24 at 100.00	BBB	1,430,763
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
400	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	431,216
1,025	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,128,013
300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB	347,946
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
3,085	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Ba1	3,695,830
2,490	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	2,932,822
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,768,455
1,385	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,542,765
1,870	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43	7/22 at 100.00	A+	2,039,759
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA-	2,070,495
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twelfth Series 2019:
3,000	4.000%, 9/01/37	9/29 at 100.00	AA-	3,658,530
3,000	4.000%, 9/01/39	9/29 at 100.00	AA-	3,638,220
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
1,265	5.750%, 12/01/22 – NPFG Insured (AMT)	3/20 at 100.00	BBB+	1,301,584
3,150	5.750%, 12/01/25 – NPFG Insured (AMT)	3/20 at 100.00	BBB+	3,244,153

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2019A:
$ 1,750	5.000%, 11/01/31 – AGM Insured	11/29 at 100.00	AA	$2,294,617
500	5.000%, 11/01/32 – AGM Insured	11/29 at 100.00	AA	654,065
1,000	5.000%, 11/01/33 – AGM Insured	11/29 at 100.00	AA	1,304,040
54,685	Total Transportation			64,272,723
	U.S. Guaranteed – 6.1% (5)
500	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	547,965
5	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,622
1,000	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	1,076,760
610	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38 (Pre-refunded 3/01/25)	3/25 at 100.00	AA-	735,190
220	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R	270,545
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	2,080,174
1,100	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	1,113,805
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
195	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	223,023
1,125	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,234,294
1,095	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,201,379
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center Obligated Group Issue, Refunding Series 2013:
140	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	160,217
660	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	756,485
80	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	92,208
360	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	415,577
360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	382,792
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	3/20 at 100.00	AA	857,354
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
435	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	477,260
990	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,086,178
35	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011A, 6.000%, 6/15/35 (Pre-refunded 6/15/21)	6/21 at 100.00	A-	37,328

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
$ 35	5.000%, 6/15/37 (Pre-refunded 6/15/21)	6/21 at 100.00	A-	$36,887
3,410	5.000%, 6/15/42 (Pre-refunded 6/15/21)	6/21 at 100.00	A-	3,593,799
3,150	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,459,865
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
570	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	624,076
930	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	1,016,044
70	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	76,641
1,145	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	1,252,286
900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42 (Pre-refunded 5/01/20)	5/20 at 100.00	Aa1	906,183
	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	908,233
875	5.250%, 1/15/30 (Pre-refunded 1/15/21)	1/21 at 100.00	AA	909,178
1,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	Aa3	1,132,850
24,770	Total U.S. Guaranteed			26,670,198
	Utilities – 3.5%
2,430	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (AMT), 144A	7/20 at 100.00	BB-	2,461,639
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
500	5.000%, 6/15/37 (AMT)	6/22 at 100.00	Baa2	535,165
1,000	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,070,660
3,330	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	8/24 at 100.00	Aa3	3,386,044
960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2010D, 4.875%, 11/01/29 (AMT)	11/20 at 100.00	A+	981,091
4,840	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39 (AMT) (Mandatory Put 12/03/29)	12/29 at 100.00	A+	5,047,249
695	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37	No Opt. Call	AA	989,006
645	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	697,593
14,400	Total Utilities			15,168,447

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 1.9%
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
$ 1,045	5.000%, 10/01/23	No Opt. Call	A+	$1,192,272
2,175	4.250%, 10/01/47 (AMT)	10/22 at 100.00	A+	2,284,033
4,195	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59 (AMT)	8/29 at 100.00	A+	4,733,092
7,415	Total Water and Sewer			8,209,397
$ 404,780	Total Long-Term Investments (cost $407,065,149)			444,914,985

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3%
	MUNICIPAL BONDS – 0.3%
	Education and Civic Organizations – 0.3%
$ 1,310	Rutgers State University, New Jersey, Revenue Bonds, Variable Rate Demand Obligations, Series 2009G, 1.100%, 5/01/39 (Mandatory Put 2/27/20) (6)	3/20 at 100.00	Aa3	$ 1,310,000
$ 1,310	Total Short-Term Investments (cost $1,310,000)			1,310,000
	Total Investments (cost $408,375,149) – 101.6%			446,224,985
	Floating Rate Obligations – (1.7)%			(7,590,000)
	Other Assets Less Liabilities – 0.1% (7)			611,218
	Net Assets – 100%			$ 439,246,203
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury Long Bond	Short	(33)	6/20	$(5,473,684)	$(5,618,250)	$(144,566)	$(91,781)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen New York Municipal Bond Fund
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.2%
	MUNICIPAL BONDS – 101.2%
	Consumer Staples – 3.6%
$ 15,110	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	3/20 at 100.00	B-	$15,118,008
101,105	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	3/20 at 15.06	N/R	13,108,263
1,850	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	3/20 at 100.00	B-	1,850,185
1,925	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	2,103,120
6,885	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1, 5.750%, 6/01/43	No Opt. Call	BB+	8,807,361
1,565	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,670,231
3,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	3,140,760
131,440	Total Consumer Staples			45,797,928
	Education and Civic Organizations – 16.6%
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
265	5.000%, 4/01/20	3/20 at 100.00	BB	265,482
1,000	5.000%, 4/01/27	4/20 at 100.00	BB	1,002,560
290	5.000%, 4/01/37	4/20 at 100.00	BB	290,606
2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	2,239,122
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,770,865
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,363,937
	Build New York City Resource Corporation, New York, Revenue Bonds, Children?s Aid Society Project, Series 2015 BUILD NYC CHILDRENS AID SOCIETY:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,955,625
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,937,500
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,156,720
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,660,659

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
$ 2,240	5.000%, 11/01/39	11/24 at 100.00	BB	$2,411,203
1,000	5.500%, 11/01/44	11/24 at 100.00	BB	1,092,470
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
1,050	5.000%, 4/15/33	4/23 at 100.00	BB+	1,126,902
1,875	5.000%, 4/15/43	4/23 at 100.00	BB+	1,990,312
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	704,534
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	2,143,245
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	1,001,585
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A2	1,891,424
7,740	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	8,079,554
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020, 4.000%, 7/01/50	7/29 at 100.00	A	10,576,620
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,247,499
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	5,434,514
3,760	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A, 5.000%, 7/01/46	1/27 at 100.00	A-	4,503,202
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	1,632,338
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	4,175,121
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	Aa2	1,912,470
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
8,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	10,527,520
11,215	5.000%, 7/01/49	7/29 at 100.00	Aa2	14,599,911
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,216,092
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44	7/24 at 100.00	A2	5,718,500
1,355	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	1,719,441
8,665	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B, 5.000%, 7/01/50	7/29 at 100.00	Aa1	11,227,587

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,450	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	$3,898,707
3,040	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	3,228,237
760	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	867,502
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
4,000	5.000%, 1/01/31 – AMBAC Insured	3/20 at 100.00	BBB	4,046,600
1,060	5.000%, 1/01/39 – AMBAC Insured	3/20 at 100.00	BBB	1,072,402
1,795	4.750%, 1/01/42 – AMBAC Insured	3/20 at 100.00	BBB	1,816,001
5,170	5.000%, 1/01/46 – AMBAC Insured	3/20 at 100.00	BBB	5,230,489
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	3/20 at 100.00	Baa1	726,689
2,500	5.000%, 3/01/36 – NPFG Insured	3/20 at 100.00	Baa1	2,523,325
2,140	4.500%, 3/01/39 – FGIC Insured	3/20 at 100.00	Baa1	2,159,902
1,150	4.750%, 3/01/46 – NPFG Insured	3/20 at 100.00	Baa1	1,160,695
740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	AA	764,583
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA-	6,087,402
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38	8/23 at 100.00	AA-	4,289,858
10,000	5.000%, 8/01/43	8/23 at 100.00	AA-	11,248,800
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	N/R	6,924,775
3,740	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	3,990,767
2,810	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	3,003,131
750	Oneida County Local Development Corporation, New York, Revenue Bonds, Utica College Project, Series 2019, 4.000%, 7/01/39	7/29 at 100.00	BBB-	852,195
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,086,660
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,882,977

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019:
$ 10,000	5.000%, 12/01/43	12/29 at 100.00	AA-	$13,110,500
7,400	4.000%, 12/01/49	12/29 at 100.00	AA-	8,827,090
1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A3	1,633,680
	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,090	6.000%, 10/15/30	10/20 at 100.00	BB	1,118,678
2,300	6.250%, 10/15/40	10/20 at 100.00	BB	2,358,834
	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A:
200	4.000%, 10/15/29	No Opt. Call	N/R	224,730
205	5.000%, 10/15/39	10/29 at 100.00	N/R	242,029
181,770	Total Education and Civic Organizations			209,952,358
	Financials – 1.1%
5,710	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	8,256,717
3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	5,294,128
9,185	Total Financials			13,550,845
	Health Care – 2.0%
550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	556,649
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 4.000%, 9/01/45	3/30 at 100.00	BBB	4,094,615
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A-	2,665,907
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29, 144A	6/25 at 100.00	BBB-	1,178,960
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	241,504
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A-	2,249,640
1,325	5.000%, 7/01/46	7/26 at 100.00	A-	1,573,199
	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010:
2,720	5.750%, 8/15/35	2/21 at 100.00	Aa1	2,847,677
5,000	5.500%, 8/15/40	2/21 at 100.00	Aa1	5,211,700
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A-	1,515,933

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	$452,002
1,715	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A-	1,808,090
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	1,150,870
23,080	Total Health Care			25,546,746
	Housing/Multifamily – 0.2%
80	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	3/20 at 100.00	AA	80,318
855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	860,635
1,480	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (AMT)	3/20 at 100.00	Aa1	1,483,315
2,415	Total Housing/Multifamily			2,424,268
	Industrials – 2.0%
2,145	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,419,646
20,070	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	22,613,471
22,215	Total Industrials			25,033,117
	Long-Term Care – 0.3%
650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	3/20 at 100.00	A2	651,508
550	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019, 5.000%, 1/01/50	1/26 at 103.00	N/R	616,572
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
380	5.800%, 7/01/23	3/20 at 100.00	N/R	376,500
395	6.100%, 7/01/28	3/20 at 100.00	N/R	387,246
210	6.200%, 7/01/33	3/20 at 100.00	N/R	203,942
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB-	1,272,542
3,410	Total Long-Term Care			3,508,310
	Tax Obligation/General – 9.0%
13,000	Nassau County, New York, General Obligation Bonds, Bond Anticipation Note Series 2019A, 5.000%, 6/01/20	No Opt. Call	N/R	13,132,080
3,325	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B, 5.000%, 4/01/37 – AGM Insured	4/30 at 100.00	AA	4,369,914
1,955	Nassau County, New York, General Obligation Bonds, General Improvement Series 2019A, 5.000%, 4/01/37 – AGM Insured	4/29 at 100.00	AA	2,512,742

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Nassau County, New York, General Obligation Bonds, General Improvment Series 2016C:
$ 2,000	5.000%, 4/01/39 – BAM Insured	4/26 at 100.00	AA	$2,418,620
1,000	5.000%, 4/01/40 – BAM Insured	4/26 at 100.00	AA	1,207,340
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
1,900	5.000%, 10/01/30	10/22 at 100.00	Aa1	2,106,074
1,915	5.000%, 10/01/31	10/22 at 100.00	Aa1	2,122,318
3,000	5.000%, 10/01/33	10/22 at 100.00	Aa1	3,324,900
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32	3/23 at 100.00	Aa1	2,027,544
6,100	5.000%, 3/01/37	3/23 at 100.00	Aa1	6,799,792
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	Aa1	2,278,160
2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	Aa1	2,940,525
1,650	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	2,048,838
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
10,420	5.000%, 3/01/39	3/28 at 100.00	Aa1	13,190,886
11,000	5.000%, 3/01/40	3/28 at 100.00	Aa1	13,896,300
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
14,420	5.000%, 4/01/40	4/28 at 100.00	Aa1	18,250,529
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	6,266,300
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series B-1:
2,225	3.000%, 10/01/41	10/29 at 100.00	Aa1	2,429,099
5,000	3.000%, 10/01/44	10/29 at 100.00	Aa1	5,420,700
6,670	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	10/21 at 100.00	Aa1	7,114,289
96,890	Total Tax Obligation/General			113,856,950
	Tax Obligation/Limited – 26.9%
	Battery Park City Authority, New York, Revenue Bonds, Senior Lien Series 2019B:
3,265	5.000%, 11/01/38	11/29 at 100.00	Aaa	4,371,182
5,000	5.000%, 11/01/39	11/29 at 100.00	Aaa	6,677,900
13,000	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2019A, 5.000%, 11/01/49	11/29 at 100.00	Aaa	17,042,220
	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
1,855	5.000%, 6/01/33	3/20 at 100.00	Aa1	1,860,713
2,320	5.000%, 6/01/38	3/20 at 100.00	Aa1	2,326,960
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	3/20 at 100.00	AA	20,062
5,955	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/34	3/21 at 100.00	AA+	6,206,182

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AA+	$1,080,810
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C Group C, 5.000%, 3/15/44	3/24 at 100.00	AA+	3,453,060
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AA+	7,182,240
2,835	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AA+	3,381,248
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AA+	1,187,800
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AA+	8,708,350
8,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/38	3/29 at 100.00	Aa1	10,423,840
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AA+	3,423,985
2,710	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/37	3/27 at 100.00	AA+	3,409,397
15,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C, 4.000%, 3/15/45	3/28 at 100.00	AA+	17,337,900
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018E Group 4:
10,000	5.000%, 3/15/44	9/28 at 100.00	AA+	12,778,200
9,000	5.000%, 3/15/45	9/28 at 100.00	AA+	11,482,110
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,000	5.000%, 11/15/28	11/25 at 100.00	BB	2,363,760
2,000	5.000%, 11/15/32	11/25 at 100.00	BB	2,341,140
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A:
5,000	5.000%, 2/15/39	2/27 at 100.00	Aa2	6,224,750
5,710	5.000%, 2/15/42	2/27 at 100.00	Aa2	7,063,213
11,470	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	Aa2	11,944,399
8,335	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017A, 5.000%, 11/15/42	5/27 at 100.00	AA	10,338,901
5,450	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/47	11/27 at 100.00	AA	6,801,164
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,489,840
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A:
4,000	5.250%, 7/15/35	7/28 at 100.00	AA	5,268,560
4,200	5.250%, 7/15/36	7/28 at 100.00	AA	5,516,280

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-1:
$ 14,300	5.000%, 7/15/43	7/28 at 100.00	AA	$18,121,961
3,000	5.000%, 7/15/45	7/28 at 100.00	AA	3,789,270
2,780	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36	7/28 at 100.00	AA	3,583,559
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	10,239,780
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,435,297
2,480	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	2,887,117
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,608,026
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,789,700
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36	8/26 at 100.00	AAA	6,187,100
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,756,920
10,000	5.000%, 8/01/40	8/28 at 100.00	AAA	12,722,500
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-2, 5.000%, 5/01/39	5/29 at 100.00	AAA	3,246,725
9,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	9,236,520
5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	5,520,240
5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA+	5,219,350
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
435	0.000%, 7/01/24	No Opt. Call	N/R	398,034
4,196	0.000%, 7/01/27	No Opt. Call	N/R	3,589,342
3,889	0.000%, 7/01/29	7/28 at 98.64	N/R	3,155,107
929	0.000%, 7/01/31	7/28 at 91.88	N/R	701,209
1,044	0.000%, 7/01/33	7/28 at 86.06	N/R	734,725
385	4.550%, 7/01/40	7/28 at 100.00	N/R	434,153
9,962	0.000%, 7/01/46	7/28 at 41.38	N/R	2,963,894
8,116	0.000%, 7/01/51	7/28 at 30.01	N/R	1,754,436
2,845	4.750%, 7/01/53	7/28 at 100.00	N/R	3,220,881
11,605	5.000%, 7/01/58	7/28 at 100.00	N/R	13,309,426
764	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured COFINA Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	849,110

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB+	$2,228,580
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
5,750	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BBB	6,541,602
1,930	5.000%, 1/01/32 (AMT)	1/26 at 100.00	BBB	2,175,573
1,250	5.000%, 1/01/34 (AMT)	1/26 at 100.00	BBB	1,402,588
5,430	5.000%, 1/01/36 (AMT)	1/26 at 100.00	BBB	6,068,025
301,580	Total Tax Obligation/Limited			339,576,916
	Transportation – 22.6%
1,500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,802,055
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57	5/27 at 100.00	AA-	1,844,055
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1:
20,000	4.000%, 11/15/46	5/30 at 100.00	AA-	23,663,800
8,000	4.000%, 11/15/52	5/30 at 100.00	AA-	9,411,760
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37	11/26 at 100.00	AA-	6,140,100
960	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	11/22 at 100.00	AA-	1,065,715
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	AA-	2,868,775
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B:
2,000	5.250%, 11/15/38	5/24 at 100.00	AA-	2,337,500
1,000	5.250%, 11/15/44	5/24 at 100.00	AA-	1,160,400
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1:
5,000	5.250%, 11/15/29	11/25 at 100.00	AA	6,189,650
8,610	5.250%, 11/15/31	11/25 at 100.00	AA	10,629,992
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	3.163%, 10/01/37 (6)	3/20 at 100.00	N/R	2,156,000
2,000	3.231%, 10/01/46 (6)	3/20 at 100.00	N/R	1,540,000
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (AMT)	7/22 at 100.00	BBB+	10,253,445
3,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,583,523

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
$ 2,225	5.000%, 1/01/36	1/26 at 100.00	A2	$2,703,598
8,515	5.000%, 1/01/46	1/26 at 100.00	A2	10,187,005
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
3,285	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	3,448,133
12,260	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	12,837,814
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
8,900	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	11,060,564
3,635	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	4,499,621
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
500	4.000%, 7/01/31 (AMT)	7/24 at 100.00	BBB	553,390
13,685	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	15,753,351
7,000	4.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	7,605,010
	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A:
2,000	5.000%, 4/01/25 (AMT)	4/24 at 100.00	A3	2,303,060
3,775	5.000%, 4/01/26 (AMT)	4/24 at 100.00	A3	4,338,909
3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	AA-	3,891,838
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
2,520	5.000%, 5/01/40	5/25 at 100.00	AA-	3,016,087
480	5.000%, 5/01/45	5/25 at 100.00	AA-	572,050
3,730	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016, 5.000%, 11/15/46	11/26 at 100.00	AA-	4,597,934
8,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fifth Series 2016, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	AA-	10,653,594
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA-	12,130,100
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
2,745	5.000%, 11/01/38 (AMT)	11/29 at 100.00	AA-	3,579,178
1,225	5.000%, 11/01/39 (AMT)	11/29 at 100.00	AA-	1,593,431
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018:
4,225	4.000%, 9/01/43	9/28 at 100.00	AA-	4,997,541
10,230	5.000%, 9/01/48	9/28 at 100.00	AA-	12,962,944

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	AA-	$6,194,650
3,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB+	3,721,732
4,585	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (AMT)	3/20 at 100.00	BBB+	4,722,046
1,365	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38	5/27 at 100.00	AA-	1,712,666
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,508,401
10,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA-	12,582,100
19,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA-	24,609,195
5,355	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49	5/29 at 100.00	AA-	6,892,420
1,560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	1,613,196
241,535	Total Transportation			284,488,328
	U.S. Guaranteed – 2.7% (7)
1,000	Albany Capital Resource Corporation, New York, St Peter's Hospital Project, Series 2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	1,037,370
1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,611,168
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)	7/23 at 100.00	Aa3	1,716,585
750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	793,178
350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	355,201
2,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	A-	2,622,875
	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AA	559,895
950	5.500%, 4/01/34 (Pre-refunded 10/01/20)	10/20 at 100.00	AA	975,963
1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	1,229,340
530	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	552,843
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A	10,497,500
1,165	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31 (Pre-refunded 11/15/22)	11/22 at 100.00	N/R	1,300,408

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 4,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA-	$5,000,331
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	4,002,909
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	AA-	1,137,190
290	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	306,289
31,745	Total U.S. Guaranteed			33,699,045
	Utilities – 6.1%
7,075	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	3/20 at 100.00	Baa2	7,098,984
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	456,750
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	2,344,548
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,902,380
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,871,040
2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A	3,434,897
2,910	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	A	3,572,461
2,430	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	2,623,671
3,260	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	3/20 at 100.00	N/R	3,292,144
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/36	12/25 at 100.00	AAA	12,242,800
5,095	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	5,853,289
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
15,500	5.000%, 12/15/38	12/27 at 100.00	AAA	19,921,065
3,000	5.000%, 12/15/39	12/27 at 100.00	AAA	3,850,500
7,000	5.000%, 12/15/40	12/27 at 100.00	AAA	8,971,480
66,020	Total Utilities			77,436,009
	Water and Sewer – 8.1%
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	11,329,000
4,465	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	5,443,996
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	6,174,200

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    February 29, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48	6/27 at 100.00	AA+	$3,745,860
10,905	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40	12/27 at 100.00	AA+	13,953,929
10,000	New York CityMunicipal Water Finance Authority, Water and Sewer System Second eneral Resolution Revenue Bonds, Fiscal 2020 Serries BB-1, 5.000%, 6/15/49	12/29 at 100.00	AA+	12,976,800
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution:
500	5.000%, 6/15/30	6/24 at 100.00	AAA	586,805
6,675	5.000%, 6/15/34	6/25 at 100.00	AAA	8,076,950
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
1,710	5.000%, 6/15/38	6/27 at 100.00	AAA	2,156,071
6,810	5.000%, 6/15/41	6/26 at 100.00	AAA	8,322,841
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,487,860
1,000	5.000%, 6/15/43	6/28 at 100.00	AAA	1,276,580
2,000	5.000%, 6/15/46	6/27 at 100.00	AAA	2,473,680
8,800	5.000%, 6/15/47	6/27 at 100.00	AAA	10,874,072
3,065	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2017C, 5.000%, 8/15/47	8/27 at 100.00	AAA	3,802,470
900	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	3/20 at 100.00	Ca	936,000
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	4.250%, 7/01/25	7/22 at 100.00	Ca	1,055,000
505	5.500%, 7/01/28	7/22 at 100.00	Ca	551,713
1,875	5.750%, 7/01/37	7/22 at 100.00	Ca	2,057,812
1,530	6.000%, 7/01/47	7/22 at 100.00	Ca	1,683,000
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40	4/25 at 100.00	AA-	797,101
1,050	5.000%, 4/01/45	4/25 at 100.00	AA-	1,229,046
83,465	Total Water and Sewer			101,990,786
$ 1,194,750	Total Long-Term Investments (cost $1,170,786,245)			1,276,861,606
	Floating Rate Obligations – (0.3)%			(4,125,000)
	Borrowings – (0.9)%			(11,600,000)
	Other Assets Less Liabilities – 0.0%			996,738
	Net Assets – 100%			$ 1,262,133,344

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020
	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $240,710,464, $493,644,453, $407,065,149 and $1,170,786,245, respectively)	$260,187,388	$538,362,675	$444,914,985	$1,276,861,606
Short-term investments, at value (cost approximates value)	—	16,955,000	1,310,000	—
Cash	3,196,584	9,249,555	5,216,780	—
Cash collateral at brokers for investments in futures contracts(1)	—	—	100,000	—
Receivable for:
Interest	2,252,089	5,016,393	3,958,887	13,641,832
Investments sold	—	310,000	98,113	6,693,696
Shares sold	564,271	4,183,410	2,090,364	2,924,076
Other assets	59,771	16,433	20,666	150,820
Total assets	266,260,103	574,093,466	457,709,795	1,300,272,030
Liabilities
Borrowings	—	—	—	11,600,000
Cash overdraft	—	—	—	7,568,551
Floating rate obligations	1,570,000	—	7,590,000	4,125,000
Payable for:
Dividends	114,762	126,348	136,153	590,882
Interest	9,450	—	46,382	29,034
Investments purchased - regular settlement	—	—	—	8,887,860
Investments purchased - when-issued/delayed-delivery settlement	—	5,260,600	8,619,581	—
Shares redeemed	383,163	1,618,256	1,575,269	4,254,701
Variation margin on futures contracts	—	—	91,781	—
Accrued expenses:
Management fees	101,803	213,491	167,577	464,217
Trustees fees	55,184	12,515	20,213	151,113
12b-1 distribution and service fees	33,737	41,242	53,137	131,047
Other	93,061	194,903	163,499	336,281
Total liabilities	2,361,160	7,467,355	18,463,592	38,138,686
Net assets	$263,898,943	$566,626,111	$439,246,203	$1,262,133,344

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Connecticut	Massachusetts	New Jersey	New York
Class A Shares
Net assets	$159,680,181	$206,362,331	$213,868,793	$ 534,310,668
Shares outstanding	14,529,207	19,352,909	17,842,429	46,306,894
Net asset value ("NAV") per share	$ 10.99	$ 10.66	$ 11.99	$ 11.54
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.47	$ 11.13	$ 12.52	$ 12.05
Class C Shares
Net assets	$ 6,529,389	$ 8,538,101	$ 17,094,375	$ 50,740,060
Shares outstanding	595,418	807,247	1,432,992	4,403,812
NAV and offering price per share	$ 10.97	$ 10.58	$ 11.93	$ 11.52
Class C2 Shares
Net assets	$ 6,950,760	$ 4,730,412	$ 11,179,251	$ 15,720,489
Shares outstanding	632,653	446,749	936,079	1,363,633
NAV and offering price per share	$ 10.99	$ 10.59	$ 11.94	$ 11.53
Class I Shares
Net assets	$ 90,738,613	$346,995,267	$197,103,784	$ 661,362,127
Shares outstanding	8,234,794	32,547,173	16,383,969	57,269,700
NAV and offering price per share	$ 11.02	$ 10.66	$ 12.03	$ 11.55
Fund level net assets consist of:
Capital paid-in	$248,003,107	$532,588,444	$402,145,880	$1,174,170,705
Total distributable earnings	15,895,836	34,037,667	37,100,323	87,962,639
Fund level net assets	$263,898,943	$566,626,111	$439,246,203	$1,262,133,344
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2020
	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$ 8,895,676	$15,582,183	$14,026,258	$ 40,323,814
Expenses
Management fees	1,215,421	2,368,895	1,924,828	5,349,090
12b-1 service fees - Class A Shares	292,322	352,256	389,717	946,430
12b-1 distibution and service fees - Class C Shares	53,535	77,128	155,863	440,614
12b-1 distibution and service fees - Class C2 Shares	65,588	50,992	100,087	148,775
Shareholder servicing agent fees	90,084	253,937	188,746	440,220
Interest expense	27,285	1,933	153,750	134,703
Custodian fees	50,855	72,196	71,885	129,763
Professional fees	44,457	58,310	53,895	98,277
Trustees fees	6,353	12,637	10,184	29,295
Shareholder reporting expenses	15,373	29,222	21,761	47,836
Federal and state registration fees	6,148	25,282	13,502	36,055
Other	10,736	13,166	13,882	18,935
Total expenses	1,878,157	3,315,954	3,098,100	7,819,993
Net investment income (loss)	7,017,519	12,266,229	10,928,158	32,503,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	293,065	176,012	635,706	2,051,369
Futures contracts	—	—	(766,336)	—
Change in net unrealized appreciation (depreciation) of:
Investments	13,419,065	35,250,808	27,316,880	73,787,256
Futures contracts	—	—	(190,739)	—
Net realized and unrealized gain (loss)	13,712,130	35,426,820	26,995,511	75,838,625
Net increase (decrease) in net assets from operations	$20,729,649	$47,693,049	$37,923,669	$108,342,446
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Connecticut		Massachusetts
	Year Ended 2/29/20	Year Ended 2/28/19	Year Ended 2/29/20	Year Ended 2/28/19
Operations
Net investment income (loss)	$ 7,017,519	$ 7,123,452	$ 12,266,229	$ 11,725,598
Net realized gain (loss) from:
Investments	293,065	127,991	176,012	(871,686)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	13,419,065	(407,779)	35,250,808	(1,008,422)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	20,729,649	6,843,664	47,693,049	9,845,490
Distributions to Shareholders
Dividends:
Class A Shares	(4,269,908)	(4,244,587)	(4,602,015)	(4,723,952)
Class C Shares	(114,294)	(112,536)	(139,933)	(154,274)
Class C2 Shares	(206,354)	(402,186)	(141,553)	(259,494)
Class I Shares	(2,575,933)	(2,159,395)	(8,103,143)	(6,687,419)
Decrease in net assets from distributions to shareholders	(7,166,489)	(6,918,704)	(12,986,644)	(11,825,139)
Fund Share Transactions
Proceeds from sale of shares	61,357,777	33,769,435	198,579,111	198,873,611
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,783,155	5,436,937	11,532,959	10,468,041
	67,140,932	39,206,372	210,112,070	209,341,652
Cost of shares redeemed	(36,966,311)	(55,906,439)	(70,340,320)	(202,458,483)
Net increase (decrease) in net assets from Fund share transactions	30,174,621	(16,700,067)	139,771,750	6,883,169
Net increase (decrease) in net assets	43,737,781	(16,775,107)	174,478,155	4,903,520
Net assets at the beginning of period	220,161,162	236,936,269	392,147,956	387,244,436
Net assets at the end of period	$263,898,943	$220,161,162	$566,626,111	$ 392,147,956

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	New Jersey		New York
	Year Ended 2/29/20	Year Ended 2/28/19	Year Ended 2/29/20	Year Ended 2/28/19
Operations
Net investment income (loss)	$ 10,928,158	$ 10,671,134	$ 32,503,821	$ 30,298,303
Net realized gain (loss) from:
Investments	635,706	1,990,199	2,051,369	(6,573,229)
Futures contracts	(766,336)	(46,152)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	27,316,880	(319,581)	73,787,256	5,674,805
Futures contracts	(190,739)	46,173	—	—
Net increase (decrease) in net assets from operations	37,923,669	12,341,773	108,342,446	29,399,879
Distributions to Shareholders
Dividends:
Class A Shares	(5,703,061)	(6,836,520)	(13,929,598)	(12,887,828)
Class C Shares	(332,161)	(471,162)	(951,747)	(880,861)
Class C2 Shares	(317,869)	(635,160)	(478,645)	(862,557)
Class I Shares	(5,154,983)	(5,074,408)	(18,332,726)	(14,397,662)
Decrease in net assets from distributions to shareholders	(11,508,074)	(13,017,250)	(33,692,716)	(29,028,908)
Fund Share Transactions
Proceeds from sale of shares	136,143,233	107,342,679	382,399,024	282,872,249
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,880,656	10,789,950	26,676,227	23,076,737
	146,023,889	118,132,629	409,075,251	305,948,986
Cost of shares redeemed	(59,127,848)	(128,495,128)	(163,910,092)	(249,333,245)
Net increase (decrease) in net assets from Fund share transactions	86,896,041	(10,362,499)	245,165,159	56,615,741
Net increase (decrease) in net assets	113,311,636	(11,037,976)	319,814,889	56,986,712
Net assets at the beginning of period	325,934,567	336,972,543	942,318,455	885,331,743
Net assets at the end of period	$439,246,203	$ 325,934,567	$1,262,133,344	$ 942,318,455
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/87)
2020	$10.39	$0.31	$ 0.60	$ 0.91	$(0.31)	$ —	$(0.31)	$10.99
2019	10.39	0.33	(0.01)	0.32	(0.32)	—	(0.32)	10.39
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51
2016	10.86	0.36	0.01	0.37	(0.36)	—	(0.36)	10.87
Class C (02/14)
2020	10.37	0.22	0.61	0.83	(0.23)	—	(0.23)	10.97
2019	10.37	0.24	(0.01)	0.23	(0.23)	—	(0.23)	10.37
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49
2016	10.84	0.27	0.02	0.29	(0.28)	—	(0.28)	10.85
Class C2 (10/93)
2020	10.39	0.25	0.60	0.85	(0.25)	—	(0.25)	10.99
2019	10.38	0.26	0.01	0.27	(0.26)	—	(0.26)	10.39
2018	10.50	0.27	(0.11)	0.16	(0.28)	—	(0.28)	10.38
2017	10.86	0.28	(0.35)	(0.07)	(0.29)	—	(0.29)	10.50
2016	10.85	0.30	0.01	0.31	(0.30)	—	(0.30)	10.86
Class I (02/97)
2020	10.42	0.33	0.61	0.94	(0.34)	—	(0.34)	11.02
2019	10.42	0.35	(0.01)	0.34	(0.34)	—	(0.34)	10.42
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54
2016	10.90	0.38	0.01	0.39	(0.39)	—	(0.39)	10.90

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

8.90%	$159,680	0.81%	0.80%	2.87%	11%
3.09	138,188	0.80	0.80	3.15	7
2.07	139,320	0.81	0.81	3.12	12
(0.15)	154,143	0.79	0.79	3.14	22
3.50	166,511	0.79	0.79	3.34	12

8.07	6,529	1.60	1.59	2.05	11
2.26	4,914	1.60	1.60	2.34	7
1.26	4,994	1.61	1.61	2.33	12
(0.93)	5,782	1.59	1.59	2.33	22
2.70	4,646	1.59	1.59	2.53	12

8.29	6,951	1.35	1.34	2.32	11
2.59	11,399	1.35	1.35	2.54	7
1.49	24,798	1.36	1.36	2.57	12
(0.71)	35,338	1.34	1.34	2.59	22
2.93	39,682	1.34	1.34	2.80	12

9.12	90,739	0.60	0.59	3.06	11
3.32	65,660	0.60	0.60	3.34	7
2.29	67,824	0.61	0.61	3.32	12
0.07	67,894	0.59	0.59	3.35	22
3.63	72,697	0.59	0.59	3.54	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020	$ 9.93	$0.25	$ 0.75	$ 1.00	$(0.27)	$ —	$(0.27)	$10.66
2019	9.96	0.28	(0.02)	0.26	(0.29)	—	(0.29)	9.93
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01
2016	10.24	0.34	0.03	0.37	(0.35)	—	(0.35)	10.26
Class C (02/14)
2020	9.85	0.17	0.75	0.92	(0.19)	—	(0.19)	10.58
2019	9.88	0.20	(0.03)	0.17	(0.20)	—	(0.20)	9.85
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92
2016	10.15	0.25	0.03	0.28	(0.26)	—	(0.26)	10.17
Class C2 (10/94)
2020	9.86	0.20	0.74	0.94	(0.21)	—	(0.21)	10.59
2019	9.89	0.23	(0.03)	0.20	(0.23)	—	(0.23)	9.86
2018	9.93	0.24	(0.05)	0.19	(0.23)	—	(0.23)	9.89
2017	10.18	0.24	(0.24)	—	(0.25)	—	(0.25)	9.93
2016	10.15	0.28	0.04	0.32	(0.29)	—	(0.29)	10.18
Class I (12/86)
2020	9.92	0.27	0.76	1.03	(0.29)	—	(0.29)	10.66
2019	9.95	0.30	(0.02)	0.28	(0.31)	—	(0.31)	9.92
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00
2016	10.22	0.36	0.04	0.40	(0.37)	—	(0.37)	10.25

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

10.19%	$206,362	0.79%	0.79%	2.45%	7%
2.64	149,468	0.80	0.80	2.86	24
2.38	149,056	0.81	0.81	2.91	10
0.56	117,805	0.80	0.80	2.93	15
3.68	86,136	0.81	0.81	3.32	12

9.38	8,538	1.59	1.59	1.65	7
1.79	6,792	1.60	1.60	2.07	24
1.65	8,661	1.61	1.61	2.11	10
(0.27)	7,682	1.60	1.60	2.10	15
2.86	5,769	1.61	1.61	2.51	12

9.63	4,730	1.34	1.34	1.93	7
2.03	8,197	1.35	1.35	2.30	24
1.89	16,156	1.36	1.36	2.36	10
(0.03)	20,013	1.35	1.35	2.37	15
3.20	22,641	1.36	1.36	2.78	12

10.50	346,995	0.59	0.59	2.65	7
2.83	227,690	0.60	0.60	3.08	24
2.56	213,372	0.61	0.61	3.11	10
0.73	171,258	0.60	0.60	3.12	15
3.97	151,925	0.61	0.61	3.52	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020	$11.20	$0.32	$ 0.81	$ 1.13	$(0.34)	$ —	$(0.34)	$11.99
2019	11.20	0.35	0.08	0.43	(0.35)	(0.08)	(0.43)	11.20
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19
2016	11.50	0.39	0.05	0.44	(0.40)	—*	(0.40)	11.54
Class C (02/14)
2020	11.14	0.23	0.81	1.04	(0.25)	—	(0.25)	11.93
2019	11.15	0.26	0.07	0.33	(0.26)	(0.08)	(0.34)	11.14
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14
2016	11.45	0.30	0.05	0.35	(0.31)	—*	(0.31)	11.49
Class C2 (09/94)
2020	11.15	0.26	0.80	1.06	(0.27)	—	(0.27)	11.94
2019	11.16	0.29	0.06	0.35	(0.28)	(0.08)	(0.36)	11.15
2018	11.14	0.29	0.07	0.36	(0.30)	(0.04)	(0.34)	11.16
2017	11.49	0.30	(0.31)	(0.01)	(0.32)	(0.02)	(0.34)	11.14
2016	11.46	0.33	0.04	0.37	(0.34)	—*	(0.34)	11.49
Class I (02/92)
2020	11.24	0.35	0.80	1.15	(0.36)	—	(0.36)	12.03
2019	11.24	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	11.24
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22
2016	11.54	0.41	0.06	0.47	(0.43)	—*	(0.43)	11.58

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.22%	$213,869	0.83%	0.79%	2.78%	13%
3.92	173,965	0.82	0.81	3.13	22
3.77	174,582	0.81	0.81	3.12	11
0.46	154,595	0.80	0.80	3.14	15
3.99	142,413	0.81	0.81	3.42	16

9.39	17,094	1.63	1.59	1.98	13
3.01	14,536	1.62	1.61	2.34	22
2.96	16,282	1.61	1.61	2.32	11
(0.35)	16,453	1.60	1.60	2.35	15
3.18	9,912	1.60	1.60	2.61	16

9.64	11,179	1.39	1.35	2.25	13
3.23	15,265	1.37	1.36	2.62	22
3.27	29,035	1.36	1.36	2.57	11
(0.09)	35,993	1.35	1.35	2.59	15
3.37	41,354	1.36	1.36	2.88	16

10.41	197,104	0.63	0.59	2.97	13
4.12	122,168	0.62	0.61	3.33	22
4.06	117,074	0.61	0.61	3.32	11
0.58	114,975	0.60	0.60	3.35	15
4.19	109,699	0.61	0.61	3.62	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2020	$10.80	$0.32	$ 0.75	$ 1.07	$(0.33)	$ —	$(0.33)	$11.54
2019	10.79	0.35	(0.01)	0.34	(0.33)	—	(0.33)	10.80
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85
2016	11.14	0.39	0.05	0.44	(0.41)	—	(0.41)	11.17
Class C (02/14)
2020	10.78	0.23	0.75	0.98	(0.24)	—	(0.24)	11.52
2019	10.78	0.26	(0.01)	0.25	(0.25)	—	(0.25)	10.78
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83
2016	11.13	0.30	0.05	0.35	(0.32)	—	(0.32)	11.16
Class C2 (09/94)
2020	10.79	0.26	0.75	1.01	(0.27)	—	(0.27)	11.53
2019	10.78	0.29	(0.01)	0.28	(0.27)	—	(0.27)	10.79
2018	10.84	0.30	(0.05)	0.25	(0.31)	—	(0.31)	10.78
2017	11.17	0.31	(0.31)	—	(0.33)	—	(0.33)	10.84
2016	11.14	0.33	0.05	0.38	(0.35)	—	(0.35)	11.17
Class I (12/86)
2020	10.81	0.34	0.75	1.09	(0.35)	—	(0.35)	11.55
2019	10.80	0.37	—*	0.37	(0.36)	—	(0.36)	10.81
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86
2016	11.16	0.42	0.04	0.46	(0.43)	—	(0.43)	11.19

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

10.03%	$534,311	0.76%	0.75%	2.85%	7%
3.25	432,791	0.78	0.77	3.25	37
2.87	383,306	0.79	0.77	3.30	16
0.56	320,116	0.78	0.77	3.35	24
4.03	287,008	0.78	0.77	3.56	25

9.19	50,740	1.56	1.55	2.04	7
2.32	37,515	1.58	1.57	2.45	37
2.13	41,221	1.59	1.57	2.50	16
(0.34)	32,296	1.58	1.57	2.55	24
3.20	19,044	1.58	1.57	2.72	25

9.45	15,720	1.32	1.31	2.32	7
2.58	24,033	1.32	1.31	2.69	37
2.41	47,981	1.34	1.32	2.76	16
(0.07)	62,247	1.33	1.32	2.80	24
3.47	69,616	1.33	1.32	3.01	25

10.26	661,362	0.56	0.55	3.04	7
3.47	447,980	0.58	0.57	3.45	37
3.09	412,823	0.59	0.57	3.50	16
0.68	377,212	0.58	0.57	3.55	24
4.25	359,843	0.58	0.57	3.76	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are sold without an up-front sales charge.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type

Notes to Financial Statements (continued)
of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$260,187,388	$ —	$260,187,388

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$538,362,675	$ —	$538,362,675
Short-Term Investments*:
Municipal Bonds	—	16,955,000	—	16,955,000
Total	$ —	$555,317,675	$ —	$555,317,675

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$444,914,985	$ —	$444,914,985
Short-Term Investments*:
Municipal Bonds	—	1,310,000	—	1,310,000
Investments in Derivatives:
Futures Contracts**	(144,566)	—	—	(144,566)
Total	$(144,566)	$446,224,985	$ —	$446,080,419

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,276,861,606	$ —	$1,276,861,606

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$4,125,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—	—
Total	$1,570,000	$ —	$7,590,000	$4,125,000

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$1,364,098	$ —	$7,590,000	$4,125,000
Average annual interest rate and fees	1.82%	—%	1.83%	1.91%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,570,000	$ —	$7,590,000	$4,125,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	—
Total	$1,570,000	$ —	$7,590,000	$4,125,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Purchases	$55,713,605	$168,872,105	$139,149,458	$352,963,911
Sales and maturities	25,808,126	30,377,000	50,742,748	73,133,773
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, New Jersey used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
New Jersey
Average notional amount of futures contracts outstanding*	$5,214,479

*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
New Jersey
Interest rate	Futures contracts	—	$ —	Payable for variation margin on futures contracts*	$(144,566)
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund's Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
New Jersey	Interest rate	Futures contracts	$(766,336)	$(190,739)

Notes to Financial Statements (continued)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 2/29/20		Year Ended 2/28/19
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,445,189	$ 26,190,622	1,355,632	$ 14,041,858
Class A – automatic conversion of Class C Shares	—	—	1,049	10,899
Class A – automatic conversion of Class C2 Shares	5,723	60,952	149,577	1,554,106
Class C	195,770	2,086,608	82,317	849,194
Class C2	2,807	29,960	4,591	47,438
Class I	3,098,555	32,989,635	1,665,817	17,265,940
Shares issued to shareholders due to reinvestment of distributions:
Class A	313,032	3,352,802	317,647	3,284,127
Class C	8,607	92,059	8,890	91,715
Class C2	11,672	124,724	27,186	281,172
Class I	205,973	2,213,570	171,640	1,779,923
	6,287,328	67,140,932	3,784,346	39,206,372
Shares redeemed:
Class A	(1,530,362)	(16,325,058)	(1,935,612)	(19,993,478)
Class C	(82,711)	(868,310)	(98,020)	(1,008,440)
Class C – automatic conversion to Class A Shares	—	—	(1,051)	(10,899)
Class C2	(473,307)	(5,037,353)	(1,173,053)	(12,158,559)
Class C2 – automatic conversion to Class A Shares	(5,724)	(60,952)	(149,721)	(1,554,106)
Class I	(1,369,799)	(14,674,638)	(2,044,728)	(21,180,957)
	(3,461,903)	(36,966,311)	(5,402,185)	(55,906,439)
Net increase (decrease)	2,825,425	$ 30,174,621	(1,617,839)	$(16,700,067)

	Year Ended 2/29/20		Year Ended 2/28/19
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,028,529	$ 62,113,372	10,447,146	$ 103,274,230
Class A – automatic conversion of Class C2 Shares	—	—	136,297	1,361,609
Class C	217,983	2,221,870	129,736	1,270,263
Class C2	2,277	23,264	2,839	27,917
Class I	13,091,811	134,220,605	9,397,379	92,939,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	412,825	4,263,150	445,114	4,408,104
Class C	11,925	122,059	13,348	131,079
Class C2	9,404	96,030	19,662	193,551
Class I	682,632	7,051,720	579,431	5,735,307
	20,457,386	210,112,070	21,170,952	209,341,652
Shares redeemed:
Class A	(2,146,356)	(22,155,485)	(10,934,256)	(107,351,195)
Class C	(112,576)	(1,147,022)	(330,045)	(3,237,604)
Class C2	(396,704)	(4,080,098)	(687,264)	(6,797,298)
Class C2 – automatic conversion to Class A Shares	—	—	(137,259)	(1,361,609)
Class I	(4,176,081)	(42,957,715)	(8,462,141)	(83,710,777)
	(6,831,717)	(70,340,320)	(20,550,965)	(202,458,483)
Net increase (decrease)	13,625,669	$139,771,750	619,987	$ 6,883,169

	Year Ended 2/29/20		Year Ended 2/28/19
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,075,827	$ 47,310,725	5,552,661	$ 61,901,665
Class A – automatic conversion of Class C2 Shares	—	—	96,898	1,090,454
Class C	361,877	4,182,804	265,215	2,948,453
Class C2	6,338	73,168	7,426	82,153
Class I	7,309,335	84,576,536	3,691,058	41,319,954
Shares issued to shareholders due to reinvestment of distributions:
Class A	442,030	5,146,859	547,810	6,088,718
Class C	22,334	258,642	32,167	355,511
Class C2	18,233	211,030	41,808	463,622
Class I	364,565	4,264,125	347,931	3,882,099
	12,600,539	146,023,889	10,582,974	118,132,629
Shares redeemed:
Class A	(2,213,257)	(25,752,952)	(6,244,880)	(69,181,303)
Class C	(255,710)	(2,950,313)	(453,265)	(5,014,112)
Class C2	(457,048)	(5,296,267)	(1,185,936)	(13,256,665)
Class C2 – automatic conversion to Class A Shares	—	—	(97,244)	(1,090,454)
Class I	(2,162,525)	(25,128,316)	(3,580,541)	(39,952,594)
	(5,088,540)	(59,127,848)	(11,561,866)	(128,495,128)
Net increase (decrease)	7,511,999	$ 86,896,041	(978,892)	$ (10,362,499)

Notes to Financial Statements (continued)
	Year Ended 2/29/20		Year Ended 2/28/19
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,679,373	$ 130,483,598	13,344,033	$ 142,941,230
Class A – automatic conversion of Class C2 Shares	10,024	112,192	289,747	3,137,578
Class C	1,267,533	14,111,543	510,906	5,477,362
Class C2	22,709	253,306	20,617	221,710
Class I	21,430,240	237,438,385	12,209,411	131,094,369
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,052,149	11,775,181	1,000,528	10,751,296
Class C	66,445	742,769	62,801	674,158
Class C2	31,928	356,114	63,755	685,502
Class I	1,231,553	13,802,163	1,019,315	10,965,781
	36,791,954	409,075,251	28,521,113	305,948,986
Shares redeemed:
Class A	(6,523,711)	(72,803,455)	(10,062,652)	(107,654,575)
Class C	(409,513)	(4,563,141)	(919,251)	(9,845,216)
Class C2	(908,822)	(10,145,037)	(2,015,547)	(21,737,606)
Class C2 – automatic conversion to Class A Shares	(10,033)	(112,192)	(290,015)	(3,137,578)
Class I	(6,849,723)	(76,286,267)	(9,979,626)	(106,958,270)
	(14,701,802)	(163,910,092)	(23,267,091)	(249,333,245)
Net increase (decrease)	22,090,152	$ 245,165,159	5,254,022	$ 56,615,741
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for in-come statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	Connecticut	Massachusetts	New Jersey	New York
Tax cost of investments	$239,188,569	$510,762,645	$400,413,147	$1,166,635,038
Gross unrealized:
Appreciation	$ 19,495,819	$ 44,807,447	$ 38,165,485	$ 107,242,299
Depreciation	(67,004)	(252,417)	(88,238)	(1,140,731)
Net unrealized appreciation (depreciation) of investments	$ 19,428,815	$ 44,555,030	$ 38,077,247	$ 106,101,568
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 29, 2020, the Funds' tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds' tax year end, were as follows:
	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$962,835	$575,786	$813,753	$2,128,811
Undistributed net ordinary income[2]	132,911	—	—	14
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2020 through February 29, 2020, and paid on March 2, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended February 29, 2020 and February 28, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income[3]	$6,754,945	$12,596,306	$11,351,915	$33,122,924
Distributions from net ordinary income[2]	340,235	201,357	1,243	116,827
Distributions from net long-term capital gains	—	—	—	—

2019	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$6,895,939	$11,768,840	$10,306,397	$28,932,129
Distributions from net ordinary income[2]	91,653	36,777	335,346	83,427
Distributions from net long-term capital gains	—	—	2,405,932	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2020, as Exempt Interest Dividends.
As of February 29, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Connecticut	Massachusetts	New Jersey	New York
Not subject to expiration:
Short-term	$4,004,376	$3,681,669	$ —	$17,376,521
Long-term	—	6,269,695	794,543	—
Total	$4,004,376	$9,951,364	$794,543	$17,376,521

Notes to Financial Statements (continued)
During the Funds' tax year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:
	Connecticut	Massachusetts	New York
Utilized capital loss carryforwards	$296,746	$176,340	$2,151,211
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2020, the complex-level fee rate for each Fund was 0.1554%.
The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified only with the approval of shareholders of the Funds.

Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Connecticut	New York
Purchases	$5,591,401	$22,750,947
Sales	2,154,180	600,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected (Unaudited)	$230,546	$252,127	$306,368	$1,209,215
Paid to financial intermediaries (Unaudited)	220,234	242,903	297,073	1,177,958
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Connecticut	Massachusetts	New Jersey	New York
Commission advances (Unaudited)	$174,919	$204,874	$277,194	$1,109,222
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained (Unaudited)	$13,695	$18,158	$26,949	$90,596
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Connecticut	Massachusetts	New Jersey	New York
CDSC retained (Unaudited)	$3,773	$2,822	$20,000	$29,027

Notes to Financial Statements (continued)
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was as follows:
	New Jersey	New York
Maximum outstanding balance	$4,121,888	$18,000,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	New Jersey	New York
Utilization period (days outstanding)	2	15
Average daily balance outstanding	$4,121,888	$10,126,667
Average annual interest rate	2.76%	2.92%
9.  Subsequent Events
Other Matters
During March 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system. The impact of the coronavirus may last for an extended period of time and has resulted in substantial market volatility and has resulted in significant economic downturn.
Subsequent to the current fiscal period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, these Funds specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions. California High Yield was among the Funds that experienced such large outflows, at a time when bond prices were falling and it was difficult to sell below-investment grade bonds in large quantities at attractive prices. Consequently, for a short period, that Fund borrowed in amounts necessary to meet redemptions. After the U.S. Government took several actions to support the economy and the securities markets, those markets have largely normalized since the worst of the market dislocation in late March 2020; bond prices have mostly recovered, and California High Yield’s temporary borrowings have been paid off. The potential of any additional impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub- advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board considered that although the Fund’s performance was below its benchmark for the one- , three- and five- year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile for the three- and five-year periods. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile for the three-year period and second quartile for the five-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed the benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund matched or outperformed the benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Connecticut Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the New York Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the Massachusetts Fund and the New Jersey Fund each had a net management fee and a net expense ratio that were in line with the respective peer averages.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense caps applicable to the Massachusetts Fund and the New York Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	156
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	156
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	156
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	156
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	156
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	156

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	156
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-MS3-0220D1137138-INV-Y-04/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended February 29, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen California High Yield Municipal Bond Fund	26,710	0	0	0
Nuveen California Intermediate Municipal Bond Fund	26,710	0	0	0
Nuveen California Municipal Bond Fund	26,710	0	0	0
Nuveen Connecticut Municipal Bond Fund	26,710	0	0	0
Nuveen Massachusetts Municipal Bond Fund	26,710	0	0	0
Nuveen New Jersey Municipal Bond Fund	26,710	0	0	0
Nuveen New York Municipal Bond Fund	26,710	0	0	0

Total	$186,970	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen California High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Municipal Bond Fund	0%	0%	0%	0%
Nuveen Connecticut Municipal Bond Fund	0%	0%	0%	0%
Nuveen Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Jersey Municipal Bond Fund	0%	0%	0%	0%
Nuveen New York Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 28, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen California High Yield Municipal Bond Fund	26,200	0	0	0
Nuveen California Intermediate Municipal Bond Fund	26,200	0	0	0
Nuveen California Municipal Bond Fund	26,200	0	0	0
Nuveen Connecticut Municipal Bond Fund	26,200	0	0	0
Nuveen Massachusetts Municipal Bond Fund	26,200	0	0	0
Nuveen New Jersey Municipal Bond Fund	26,200	0	0	0
Nuveen New York Municipal Bond Fund	26,200	0	0	0

Total	$183,400	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen California High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen California Municipal Bond Fund	0%	0%	0%	0%
Nuveen Connecticut Municipal Bond Fund	0%	0%	0%	0%
Nuveen Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Jersey Municipal Bond Fund	0%	0%	0%	0%
Nuveen New York Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 29, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 29, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen California High Yield Municipal Bond Fund	0	0	0	0
Nuveen California Intermediate Municipal Bond Fund	0	0	0	0
Nuveen California Municipal Bond Fund	0	0	0	0
Nuveen Connecticut Municipal Bond Fund	0	0	0	0
Nuveen Massachusetts Municipal Bond Fund	0	0	0	0
Nuveen New Jersey Municipal Bond Fund	0	0	0	0
Nuveen New York Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended February 28, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen California High Yield Municipal Bond Fund	0	0	0	0
Nuveen California Intermediate Municipal Bond Fund	0	0	0	0
Nuveen California Municipal Bond Fund	0	0	0	0
Nuveen Connecticut Municipal Bond Fund	0	0	0	0
Nuveen Massachusetts Municipal Bond Fund	0	0	0	0
Nuveen New Jersey Municipal Bond Fund	0	0	0	0
Nuveen New York Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Assistant Secretary

Date: July 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: July 14, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 14, 2020